UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number            811-22906

                             Virtus Alternative Solutions Trust

(Exact name of registrant as specified in charter)

101 Munson Street

                                      Greenfield, MA 01301

(Address of principal executive offices) (Zip code)

Jennifer Fromm, Esq.

Vice President, Chief Legal Officer, Counsel and Secretary for Registrant

100 Pearl Street

                                  Hartford, CT 06103-4506

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800)-243-1574

Date of fiscal year end:  October 31

Date of reporting period:  October 31, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

ANNUAL REPORT VIRTUS ALTERNATIVE SOLUTIONS TRUST

October 31, 2017

Virtus Aviva Multi-Strategy Target Return Fund
(f/k/a Virtus Multi-Strategy Target Return Fund)

Virtus Duff & Phelps Select MLP and Energy Fund
(f/k/a Virtus Select MLP and Energy Fund)

Virtus Newfleet Credit Opportunities Fund
(f/k/a Virtus Credit Opportunities Fund)

Proxy Voting Procedures and Voting Record (Form N-PX)

The subadvisers vote proxies relating to portfolio securities in accordance with procedures that have been approved by the Board of Trustees of the Trust (“Trustees”, or the “Board”). You may obtain a description of these procedures, along with information regarding how the Funds voted proxies during the most recent 12-month period ended June 30, free of charge, by calling toll-free 1-800-243-1574. This information is also available through the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Form N-Q Information

The Trust files a complete schedule of portfolio holdings for each Fund with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov. Form N-Q may be reviewed and copied at the SEC’s Public Reference Room. Information on the operation of the SEC’s Public Reference Room can be obtained by calling toll-free 1-800-SEC-0330.

This report is not authorized for distribution to prospective investors in the Funds presented in this book unless preceded or accompanied by an effective prospectus which includes information concerning the sales charge, each Fund’s record and other pertinent information.

MESSAGE TO SHAREHOLDERS

To My Fellow Shareholders of Virtus Mutual Funds:

I am pleased to present the annual report for your fund for the 12-month period ended October 31, 2017.

Over the past year, the Federal Reserve (“the Fed”) raised interest rates three times, and in October 2017 began the process of unwinding the balance sheet debt it had accumulated since 2008 in its efforts to stimulate the economy — a clear signal that it believes the U.S. is back on a growth path. Global economic growth also strengthened, with other major central banks preparing to taper their own stimulus policies. Rounding out the optimistic picture, corporate earnings were generally strong for the first three quarters of 2017.

Against this positive backdrop, equity markets have surged. U.S. large- and small-cap stocks returned 23.63% and 27.85%, as measured by the performance of the S&P 500® Index and Russell 2000® Index, respectively. Within international equities, emerging markets outperformed their developed peers, with the MSCI Emerging Markets Index (net) up 26.45%, compared with the MSCI EAFE® Index (net), which returned 23.44%.

Demand for U.S. Treasuries also remained strong, driven by foreign investors who favored their yield advantage and credit quality over many foreign government bonds. On October 31, 2017, the benchmark 10-year U.S. Treasury yielded 2.38%, compared with 1.84% one year earlier. The broader U.S. fixed income market, as represented by the Bloomberg Barclays U.S. Aggregate Bond Index, which tracks Treasuries and other investment-grade debt securities, increased 0.90% for the 12 months, while non-investment grade bonds gained 8.92%, as measured by the Bloomberg Barclays U.S. Corporate High Yield Bond Index.

Market uncertainty is an ever-present reminder of the importance of portfolio diversification, including exposure to traditional and alternative asset classes. While diversification cannot guarantee a profit or prevent a loss, owning a variety of asset classes may cushion your portfolio against inevitable market fluctuations. Your financial advisor can help you ensure that your portfolio is adequately diversified across asset classes and investment strategies. The Virtus Funds have even more investment options following Virtus Investment Partners’ (“Virtus”) acquisition of RidgeWorth Investments. We now offer 26 additional funds, including equity, fixed income, international, and asset allocation strategies from three new Virtus affiliates — Ceredex Value Advisors, Seix Investment Advisors, and Silvant Capital Management — and from subadvisers WCM Investment Management and Zevenbergen Capital Investments. I invite you to learn more about our growing family of managers and funds at Virtus.com.

On behalf of our investment affiliates, thank you for entrusting Virtus Funds with your assets. Should you have questions about your account or require assistance, please visit Virtus.com, or call our customer service team at 1-800-243-1574. We appreciate your business and remain committed to your long-term financial success.

Sincerely,

George R. Aylward

President, Virtus Mutual Funds

November 2017

Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above.

VIRTUS ALTERNATIVE SOLUTIONS TRUST

Disclosure of Fund Expenses (Unaudited)

For the six-month period of May 1, 2017 to October 31, 2017

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of a Virtus Alternative Solutions Trust Fund (each, a “Fund”) you may incur two types of costs: (1) transaction costs, including sales charges on purchases of Class A shares and contingent deferred sales charges on Class A and Class C shares; and (2) ongoing costs, including investment advisory fees, distribution and service fees, and other expenses. Class I and Class R6 shares are sold without sales charges. For further information regarding applicable sales charges, see Note 1 in the Notes to Financial Statements. These examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested from May 1, 2017 through October 31, 2017 and held for the entire period. The following Expense Table illustrates your Fund’s costs in two ways.

Actual Expenses

The first section of the accompanying table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges or contingent deferred sales charges. Therefore, the second section of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

Expense Table

	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Annualized Expense Ratio*	Expenses Paid During Period**
Aviva Multi-Strategy Target Return Fund
Actual
Class A	$1,000.00	$995.90	1.69%	$8.50
Class C	1,000.00	991.70	2.44	12.25
Class I	1,000.00	996.90	1.44	7.25
Class R6	1,000.00	996.90	1.38	6.95
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,016.69	1.69%	$8.59
Class C	1,000.00	1,012.91	2.44	12.38
Class I	1,000.00	1,017.95	1.44	7.32
Class R6	1,000.00	1,018.25	1.38	7.02
Duff & Phelps Select MLP and Energy Fund
Actual
Class A	$1,000.00	$918.60	1.55%	$7.50
Class C	1,000.00	915.40	2.30	11.10
Class I	1,000.00	919.80	1.30	6.29
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,017.39	1.55%	$7.88
Class C	1,000.00	1,013.61	2.30	11.67
Class I	1,000.00	1,018.65	1.30	6.61
Newfleet Credit Opportunities Fund
Actual
Class A	$1,000.00	$1,006.80	1.35%	$6.83
Class C	1,000.00	1,003.30	2.10	10.60
Class I	1,000.00	1,007.80	1.10	5.57
Class R6	1,000.00	1,008.80	1.08	5.47
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,018.40	1.35%	$6.87
Class C	1,000.00	1,014.62	2.10	10.66
Class I	1,000.00	1,019.66	1.10	5.60
Class R6	1,000.00	1,019.76	1.08	5.50

*	Annualized expense ratios include dividend expense on securities sold short and interest expense on securities sold short.

**	Expenses are equal to the relevant Fund’s annualized expense ratio, which is net of waived fees and reimbursed expenses, if applicable, multiplied by the average account value over the period, multiplied by the number of days (184) expenses were accrued in the most recent fiscal half-year, then divided by 365 to reflect the one half-year period.

For Funds which may invest in other funds, the annualized expense ratios noted above do not reflect fees and expenses associated with the underlying funds. If such fees and expenses had been included, the expenses would have been higher.

You can find more information about the Funds’ expenses in the Financial Statements section that follows. For additional information on operating expenses and other shareholder costs, refer to the prospectus.

KEY INVESTMENT TERMS

Alerian MLP Index

A composite of the 50 most prominent energy master limited partnerships (MLPs) that provides investors with an unbiased, comprehensive benchmark for this emerging asset class. The index, which is calculated using a float-adjusted, capitalization-weighted methodology, is disseminated real-time on a price-return basis (NYSE: AMZ) and on a total-return basis (NYSE:AMZX). The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

50% Bloomberg Barclays U.S. High-Yield Bond Index/50% Credit Suisse Leveraged Loan Index

An index that is derived from a combination of the Bloomberg Barclays U.S. Corporate High Yield Bond Index and the Credit Suisse Leveraged Loan Index. The Bloomberg Barclays U.S. High-Yield Bond Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch and S&P is Ba1/BB+/BB+ or below. Credit Suisse Leveraged Loan index is an index designed to mirror the investable universe of the U.S. dollar-denominated leveraged loan market. Total return of the index is the sum of three components: principal, interest, and reinvestment return. The cumulative return assumes that coupon payments are reinvested into the index at the beginning of each period. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Bloomberg Barclays U.S. Aggregate Bond Index

An index that measures the U.S. investment grade, fixed rate bond market. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Bloomberg Barclays U.S. Corporate High Yield Bond Index

An index that measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Brexit

A combination of the words “Britain” and “exit” which refers to Britain’s withdrawal from the European Union.

Brent-WTI Spread

Spread between the prices of Brent Crude and WTI Crude. Brent Crude is an international oil benchmark, while West Texas Intermediate (WTI) Crude is a U.S. benchmark. WTI Crude is lighter (less sulfurous) between the two. Both are often used as benchmarks for oil prices.

Exchange–Traded Funds (ETF)

A Fund that is traded on a stock exchange. Most ETFs have a portfolio of stocks or bonds that track a specific market index.

Exchange–Traded Notes (ETN)

Senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market benchmark or strategy minus applicable fees.

KEY INVESTMENT TERMS  (Continued)

Federal Reserve (the “Fed”)

The central bank of the United States, responsible for controlling the money supply, interest rates and credit with the goal of keeping the U.S. economy and currency stable. Governed by a seven-member board, the system includes 12 regional Federal Reserve Banks, 25 branches and all national and state banks that are part of the system.

Incentive Distribution Rights (IDR)

Incentive Distribution Rights (IDR) of an MLP entitle the general partner to an increasing percentage of the incremental cash distributed by the partnership.

iShares®

Represents shares of an open-end exchange-traded fund.

London Interbank Offered Rate (LIBOR)

A benchmark rate that some of the world’s leading banks charge each other for short-term loans.

Master Limited Partnerships (MLPs)

Investment which combines the tax benefits of a limited partnership with the liquidity of publicly traded securities. To be classified as an MLP, a partnership must derive most of its cash flows from real estate, natural resources and commodities.

MSCI All Country World Index (net)

The MSCI All Country World Index (net) is a free float-adjusted market capitalization-weighted index that measures equity performance of developed and emerging markets. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

MSCI EAFE®Index

A free float-adjusted, market capitalization-weighted index that measures developed foreign market equity performance, excluding the U.S. and Canada. The index is calculated on a total return basis with gross dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

MSCI Emerging Markets Index (net)

A free float-adjusted, market capitalization-weighted index designed to measure equity market performance in the global emerging markets. The index is calculated on a total return basis with gross dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Organization of the Petroleum Exporting Countries (OPEC)

The Organization of the Petroleum Exporting Countries was originally organized in September 1960 with 5 member countries and there are currently 12 member countries. The organization’s objective is to co-ordinate and unify petroleum policies among member countries, in order to secure fair and stable prices for petroleum producers; an efficient, economic and regular supply of petroleum to consuming nations; and a fair return on capital to those investing in the industry.

Over–the–Counter (OTC)

Trading that is done directly between two parties, without any supervision of an exchange.

Payment–in–Kind Security (PIK)

A bond which pays interest in the form of additional bonds, or preferred stock which pays dividends in the form of additional preferred stock.

KEY INVESTMENT TERMS  (Continued)

Real Estate Investment Trust (REIT)

A publicly traded company that owns, develops and operates income-producing real estate such as apartments, office buildings, hotels, shopping centers and other commercial properties.

Russell 2000® Index

The Russell 2000® Index is a market capitalization-weighted index of the 2,000 smallest companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.

S&P 500® Index

A free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses or sales charges, and it is not available for direct investment.

Standard & Poor’s Depositary Receipt (SPDR)

Shares of a security designed to track the value of the S&P 500® Index. SPDRs trade on the American Stock Exchange under the symbol SPY. One SPDR unit is valued at approximately one-tenth of the value of the S&P 500® Index. Dividends are distributed quarterly, and are based on the accumulated stock dividends held in trust, less any expenses of the trust.

U.S. Treasury Federal Funds Rate

The interest rate at which a depository institution lends funds maintained at the Federal Reserve to another depository institution overnight. The federal funds rate is generally only applicable to the most creditworthy institutions when they borrow and lend overnight funds to each other. The federal funds rate is one of the most influential interest rates in the U.S. economy, since it affects monetary and financial conditions, which in turn have a bearing on key aspects of the broad economy including employment, growth and inflation.

Yieldco

A yieldco is a dividend growth-oriented public company, created by a parent company that bundles renewable and/or conventional long-term contracted operating assets in order to generate predictable cash flows.

Yield Curve Spread Steepener

Yield curve spread strategies seek to benefit from the differences in yield between two different maturities of bonds by the same issuer. A yield curve spread steepener is successful when the difference in yields between the two bonds increases.

Aviva Multi-Strategy Target Return Fund Fund Summary	Ticker Symbols: Class A: VMSAX Class C: VCMSX Class I: VMSIX Class R6: VMSRX

∎	The Fund is non-diversified and has an investment objective of seeking long-term total return.

∎	For the fiscal period November 1, 2016 through October 31, 2017, the Fund’s Class A shares at NAV returned 0.63%, Class C shares returned -0.10%, and Class I shares returned 0.92%. For the fiscal period November 3, 2016 (inception date) through October 31, 2017, the Fund’s Class R6 shares at NAV returned 1.87%. For the full fiscal period, the U.S. Treasury Federal Funds Rate, which is the Fund’s broad-based and style-specific benchmark appropriate for comparison, returned 0.61%.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above.

How did the markets perform during the fiscal year ended October 31, 2017?

∎	The U.S. presidential election became the dominant theme leading up to the November 8th decision. The immediate reaction to the surprise victory by Donald Trump was risk aversion in global asset markets. However, this rapidly gave way to an expectation that his key economic policy proposals of lower taxes and increased spending would fuel a much more reflationary environment. Subsequently, the U.S. and other equity markets advanced, whereas vulnerabilities in emerging market fixed income and currency assets were realized. The quarter concluded on a strong note for global equities as the rally continued due to greater expectations for global growth and inflation, while the recent trend higher in global yields paused.

∎	In early January 2017, Chinese authorities imposed additional requirements for foreign exchange conversion transactions to prevent an acceleration of capital outflows from the country. Consequently, the Chinese yuan appreciated while the U.S. dollar declined in value as questions arose concerning the ability of the Trump administration to effect policy changes. Elsewhere, political risks in Europe placed the focus on France, Germany, and Italy following the results of the Dutch election which concluded with the far-right party improving its standing, but not enough to gain power.

∎	For the first three months of 2017, the MSCI All Country World Index (local currency) was up 5.18%. This reflected the positive global growth momentum that continued the trend established in 2016. This advancement coincided with a rise in producer and consumer price inflation, which all but eliminated fears of deflation.

∎	The U.S. economy continued to look robust, with the labor market reporting steady jobs growth and ever-lower unemployment. There were tentative signs of a recovery in business investment, as well.

∎	Having remained resilient in the year following the Brexit referendum result, some cracks started to show in the U.K. economic outlook. Growth remained weak in Japan, but was at least positive.

∎	During the third quarter, the U.S. Federal Reserve (the Fed) announced that it would begin reducing its holdings of U.S. Treasuries and mortgage-backed securities.

∎	In foreign exchange markets, the dominant theme for the first nine months of 2017 was U.S. dollar weakness. This weakening was explained by a range of factors, such as domestic and international political factors, the prospect of further integration in the Eurozone, and the benign global environment reducing the expectation for incremental returns for taking on additional risk in emerging markets.

What factors affected the Fund’s performance during the fiscal year?

∎	November 2016 delivered a small positive return for the Fund, driven by strategies that benefited from a more reflationary market environment. Positive contributions came from U.S. and Japanese equities. These gains were offset by losses in emerging market equities and local currency debt.

∎	Positive performance in December 2016 resulted from long positions in European equities and global resources.

∎	For the first quarter of 2017, Fund performance was negative, with volatility strategies and long U.S. dollar currency pairs being the largest detractors. These losses were partially offset by gains in reflationary strategies that included long equity strategies in Europe, emerging markets, and the U.S.

∎	During the second quarter of 2017, the Fund made gains from emerging markets and global equity strategies. The Fund’s gains were partly offset by losses in the long U.S. inflation position and yield curve spread steepener positions.

∎	During the third quarter of 2017, gains in the Fund came from long positions in European, emerging markets, and global equities. Gains were offset by losses in strategies intended to profit from higher interest rates in the U.S. and U.K., as well as long exposure to European equity volatility.

There is no guarantee that the Fund will meet its objective.

Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.

Foreign & Emerging Markets: Investing internationally, especially in emerging markets, involves additional risks such as currency, political, accounting, economic, and market risk.

Credit & Interest: Debt securities are subject to various risks, the most prominent of which are credit and interest rate risk. The issuer of a debt security may fail to make interest and/or principal payments. Values of debt securities may rise or fall in response to changes in interest rates, and this risk may be enhanced with longer-term maturities.

High Yield-High Risk Fixed Income Securities: There is a greater level of credit risk and price volatility involved with high yield securities than investment grade securities.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 3.

Aviva Multi-Strategy Target Return Fund (Continued)

Derivatives: Investments in derivatives such as futures, options, forwards, and swaps may increase volatility or cause a loss greater than the principal investment.

Leverage: When a fund leverages its portfolio, the value of its shares may be more volatile and all other risks may be compounded.

Counterparties: There is risk that a party upon whom the fund relies to complete a transaction will default.

Portfolio Turnover: The fund’s principal investments strategies will result in a consistently high portfolio turnover rate. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account.

Non-Diversified: The fund is non-diversified and may be more susceptible to factors negatively impacting its holdings to the extent that each security represents a larger portion of the fund’s assets.

Prospectus: For additional information on risks, please see the fund’s prospectus.

Aviva Multi-Strategy Target Return Fund
The following table presents asset allocations within certain sectors and as a percentage of total investments net of written options as of October 31, 2017.

U.S. Government Securities	69%
Exchange-Traded Funds	6%
Foreign Government Securities	6%
Purchased Options	2%
Purchased Swaptions	1%
Other (includes short-term investments)	16%
Total	100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 3.

Aviva Multi-Strategy Target Return Fund (Continued)

Total Returns1 for periods ended 10/31/17

	1 year	Since Inception	Inception Date
Class A Shares at NAV[2]	0.63%	-0.75%	7/20/15
Class A Shares at POP[3,4]	-5.15	-3.29	7/20/15
Class C Shares at NAV[2] and with CDSC[4]	-0.10	-1.49	7/20/15
Class I Shares at NAV	0.92	-0.49	7/20/15
Class R6 Shares at NAV	—	1.87	11/03/16
U.S. Treasury Federal Funds Rate	0.61	—[5]	—
Fund Expense Ratios6: A Shares: Gross 2.35%, Net 1.74%; C Shares: Gross 3.10%, Net 2.49%; I Shares: Gross 2.10%, Net 1.49%, R6 Shares: Gross 2.04%, Net 1.43%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

1 Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions. Total returns are not annualized.

2 “NAV” (Net Asset Value) total returns do not include the effect of any sales charge.

3 “POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.

4 “CDSC” (Contingent Deferred Sales Charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares made within 18 months of purchase in which a finder’s fee was paid and all redemptions of Class C shares within the first year are 1% and 0% thereafter.

5The since inception index returned 0.61% for Class R6 and 0.39% for Class A, C and I shares of the respective share classes.

6The expense ratios of the Fund are set forth according to the prospectus for the Fund effective April 10, 2017, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by the contractual fee waiver in effect through April 30, 2018. Gross Expense: Does not reflect the effect of the fee waiver. Expense ratios reflect fees and expenses associated with the underlying funds.

Growth of $10,000 For period ended 10/31

This chart assumes an initial investment of $10,000 made on July 20, 2015 (inception date of the Fund), for Class A, Class C, and Class I shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.

The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 3.

Duff & Phelps Select MLP and Energy Fund Fund Summary	Ticker Symbols: Class A: VLPAX Class C: VLPCX Class I: VLPIX

∎	The Fund is non-diversified and has an investment objective of seeking total return with a secondary objective of income.

∎	For the fiscal period from November 1, 2016 through October 31, 2017, the Fund’s Class A shares at NAV returned 0.06%, Class C shares returned -0.69%, and Class I shares returned 0.27%. For the same period Alerian MLP Index, which is the Fund’s broad-based and style-specific benchmark appropriate for comparison, returned -3.39%.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above.

How did the markets perform during the Fund’s fiscal year ended October 31, 2017?

∎	Master Limited Partnerships (MLPs) started the 2017 fiscal year with a bang, but finished the year with a whimper. MLPs got off to a strong start in the first month of the fiscal year as Donald Trump was elected president and OPEC agreed to cut its oil production in an effort to boost oil prices. MLPs, as measured by the Alerian MLP Index, surged 12.02% on a total return basis in the first fiscal quarter. Nevertheless, the rest of the year proved a big disappointment as oil prices waned into the summer and sentiment around MLPs continued to languish. The sector ended up finishing down 3.39% for the 12 months ended October 31, 2017.

∎	Following the OPEC announcement, oil seemed poised for a breakout. Oil rallied hard in December 2016, closing the month at $53.72 per barrel, and reached $54.45 in mid-February 2017. However, that proved to be the near-term peak. Record long-positioning in oil futures, significant overproduction by OPEC leading up to the January 1 compliance date for reducing production, and fears about a big ramp-up in U.S. production all led to continued builds in U.S. oil inventories, which sent oil prices down. By June 2017, oil had fallen below $43, and analysts were speculating that prices might go back to the $30s. With memories of the 2014-2015 oil swoon still fresh in their minds, MLP investors once again abandoned the sector. As the summer wore on, the effects of the OPEC cuts started to take hold. Oil rallied back and then started to accelerate after Hurricane Harvey widened out the Brent-WTI spread.

Nevertheless, while oil closed the fiscal year at $54.38 (and subsequently rallied above $57 in the first week of November), MLPs did not budge, closing at the same price on October 31 as they were on June 21 when oil bottomed.

∎	While MLPs have done a lot to restructure their companies and fix their balance sheets, it has been a slow process, and there are still a number of companies that have significant leverage and weak coverage ratios. In the last quarter, we saw distribution cuts from Genesis Energy and Plains All-American (for the second time), and industry bellwether Enterprise Products announced a decision to slow down its distribution growth. Over the fiscal year, MLPs also continued to hurt themselves and the sector with questionable corporate governance practices, most notably Energy Transfer Equity’s decision to merge its Energy Transfer Partners MLP with its Sunoco Logistics MLP in November 2016, and Rice Energy agreeing in June 2017 to merge with Equitable Resources without regard to the negative effects it would have on Rice Midstream Partners, its MLP. Finally, despite concerns about leverage and overly aggressive growth, a number of MLPs (most notably Plains, Nustar, Genesis and Targa) announced big asset acquisitions and equity raises, all of which caused their stock prices and the sector to languish.

∎	Unquestionably, both the macro environment and the MLPs are stronger than they were 12 months ago. Oil prices have moved higher, and oil volumes are rising, with the U.S. Energy Information Administration forecasting U.S. oil production to be up almost one million barrels/day (Mb/d) from December 2016 to December 2017, and up almost another 500,000 Mb/d in 2018. U.S. natural gas liquid (NGL) prices have also moved significantly higher. While the restructurings have been painful for the sector, the MLPs themselves have stronger balance sheets and lower costs of capital. Pipeline and processing capacity also has been getting much tighter, leading to additional demand for new projects.

What factors affected the Fund’s performance during the fiscal year?

∎	The Fund outperformed the index by finding value outside of the core MLPs. Ownership of a number of general partners helped the Fund, especially in the refining space. Additionally, some investments around liquefied natural gas (LNG) also boosted performance. Like the sector as a whole, the Fund enjoyed a very strong first quarter before experiencing weaker performance in the last three quarters.

∎	The top five contributors to the Fund’s performance during the fiscal year were Marathon Petroleum, NextEra Energy Partners, GasLog Partners, Andeavor, and Tallgrass Energy GP. Marathon and Andeavor, both downstream refiners and embedded general partners, benefitted from announcements of IDR restructurings by their sponsored MLPs, a lower commodity price environment for much of the year, and in the case of Andeavor, M&A activity. NextEra Energy Partners, a yieldco in the electric, local distribution company (LDC) & power sub-sector, saw strength in the broader utilities sector and its leading position in renewable energy. GasLog Partners continued to expand its portfolio with contracted shippers adding incremental cargoes of LNG, and Tallgrass Energy GP enjoyed first mover advantage by its sponsored MLP with unconstrained takeaway of Northeast natural gas volumes out of the Utica shale on its Rockies Express Pipeline.

∎

The five largest detractors to the Fund’s performance were Plains GP Holdings, Energy Transfer Partners, Smart Sand, Kinder Morgan, and Antero Midstream GP. Plains experienced headwinds in its crude supply & logistics segment, and facing pressure from credit agencies, reduced its distribution in order to reduce leverage on its balance sheet. Energy Transfer was beset with ongoing regulatory challenges in the Northeast with its Rover pipeline, and was hurt by heavy equity issuances both through its at-the-market offering and a $1 billion overnight offering in August. Smart Sand, a sand mining company, was impacted by a slower-than-expected level of drilling completion activity and industry sourcing of more locally delivered sand supply in Texas. Kinder Morgan faced delays in permitting and moving forward with its Trans

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 3.

Duff & Phelps Select MLP and Energy Fund (Continued)

Mountain pipeline in Western Canada, and Antero Midstream GP launched its initial public offering in a difficult capital market environment.

The preceding information is the opinion of portfolio management. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as Investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

There is no guarantee that the Fund will meet its objective.

Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.

MLPs: Investments in Master Limited Partnerships may be adversely impacted by tax law changes, regulation, or factors affecting underlying assets.

Energy Sector Concentration: The fund’s investments are concentrated in the energy sector and may present more risks than if the fund were broadly diversified over numerous sectors of the economy.

Non-Diversified: The fund is non-diversified and may be more susceptible to factors negatively impacting its holdings to the extent that each security represents a larger portion of the fund’s assets.

Prospectus: For additional information on risks, please see the fund’s prospectus.

Duff & Phelps Select MLP and Energy Fund

The following table presents asset allocations within certain sectors and as a percentage of total investments as of October 31, 2017.

Master Limited Partnerships and Related Companies*
Gathering/Processing	22%
Diversified	20%
Natural Gas Pipelines	16%
Petroleum Transportation & Storage	12%
Downstream/Other	10%
Marine Shipping	7%
Upstream	4%
Electric, LDC & Power	3%
Exchange Traded Funds	3%

Total Master Limited
Partnerships and Related Companies	97%
Other (includes short-term investments)	3%

Total	100%

*See definition on page 23.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 3.

Duff & Phelps Select MLP and Energy Fund (Continued)

Total Returns1 for periods ended 10/31/17

	1 year	Since Inception		Inception Date
Class A Shares at NAV[2]	0.06%	-1.04%		9/09/15
Class A Shares at POP[3,4]	-5.70	-3.73		9/09/15
Class C Shares at NAV[2] and with CDSC[4]	-0.69	-1.78		9/09/15
Class I Shares at NAV	0.27	-0.81		9/09/15
Alerian MLP Index	-3.39	-4.07	[5]	—

Fund Expense Ratios6: A Shares: Gross 6.22%, Net 1.57%; C Shares: Gross 6.97%, Net 2.32%; I Shares: Gross 5.97%, Net 1.32%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

1 Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions. Total returns are not annualized.

2 “NAV” (Net Asset Value) total returns do not include the effect of any sales charge.

3 “POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.

4 “CDSC” (Contingent Deferred Sales Charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares made within 18 months of purchase in which a finder’s fee was paid and all redemptions of Class C shares within the first year are 1% and 0% thereafter.

5The since inception index return is from the Fund’s inception date.

6The expense ratios of the Fund are set forth according to the prospectus for the Fund effective April 10, 2017, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by the contractual fee waiver in effect through April 30, 2018. Gross Expense: Does not reflect the effect of the fee waiver. Expense ratios reflect fees and expenses associated with the underlying funds.

Growth of $10,000 For period ended 10/31

This chart assumes an initial investment of $10,000 made on September 9, 2015 (inception date of the Fund), for Class A, Class C, and Class I shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.

The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 3.

Newfleet Credit Opportunities Fund Fund Summary	Ticker Symbols: Class A: VCOAX Class C: VCOCX Class I: VCOIX Class R6: VRCOX

∎	The Fund is non-diversified and has an investment objective of total return with a secondary objective of income.

∎	For the fiscal period November 1, 2016 through October 31, 2017, the Fund’s Class A shares at NAV returned 4.80%, Class C shares returned 3.99%, Class I shares returned 4.92%, and Class R6 shares returned 5.12%. For the same period, the Bloomberg Barclays U.S. Aggregate Bond Index, a broad-based fixed income index, returned 0.90% and the 50% Bloomberg Barclays U.S. High-Yield Bond Index/50% Credit Suisse Leveraged Loan Index, which is the Fund’s style-specific benchmark index appropriate for comparison, returned 7.07%. Performance for the composite’s underlying indices over this period included a gain of 8.92% for the Bloomberg Barclays U.S. Corporate High-Yield Bond Index and a gain of 5.25% for the Credit Suisse Leveraged Loan Index.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above.

How did the markets perform during the fiscal year ended October 31, 2017?

∎	The fiscal year began with all markets weakening ahead of the heavily contested U.S. presidential election. Following Donald Trump’s victory, risk markets rallied upon the expectation of a looser regulatory regime and forthcoming tax cuts. This rally was further supported by robust fundamental economic data. It resulted in equities, high grade and high yield bonds, and emerging market securities all performing strongly for much of the remaining year despite a few short pullbacks based on oil volatility and tensions with North Korea.

∎	The performance of the Bloomberg Barclays U.S. Corporate High Yield Index was strong during the fiscal year as the impact of material spread tightening far outweighed the rise in risk-free rates. Within that index, outperforming industries included energy as oil and gas prices rose, basic materials as the housing market remained strong, and financials as looser regulations were anticipated. Poorly performing industries included supermarkets due to competitive pressures, retailers who were losing share to online sellers, and wirelines that faced technology disruptions.

∎	The Trailing 12-Month Issuer-Weighted US Speculative-Grade Default Rate, which Moody’s calculates to track defaults by U.S. corporations, trended down during the fiscal year as the pace of new bankruptcies was lower than the prior year. Wide-open capital markets allowed stressed issuers to obtain financing to push out maturities. The resulting stabilization and later rally in oil prices helped support energy-related issuers. Despite the improved commodity price environment, energy-related names continued to see defaults, with a notable filing by the large offshore driller Seadrill Ltd. Toys ‘R’ Us also filed for bankruptcy, which may signal more retail bankruptcies to come given the challenges facing brick and mortar stores due to aggressive online competition.

What factors affected the Fund’s performance during its fiscal year?

∎	The Fund underwent a shift at the midpoint of the fiscal year, which required a significant level of portfolio turnover. This had a material impact on performance. The prior portfolio consisted of higher risk but non-correlated investments with a large amount of cash and other defensive holdings. The current portfolio has a greater percentage of higher yielding assets in addition to non-correlated investments that are typically not owned by traditional high yield funds. This portfolio is expected to provide more current yield and higher long-term returns at the cost of greater short-term volatility during periods of market weakness.

Performance detractors for the Fund during the fiscal year included:

∎	Lower-risk holdings – During the first half of the fiscal year, the Fund held significant positions in cash alternatives and low-yielding leveraged loans. While reducing volatility in the performance of the Fund, these lower-risk securities underperformed high yield bonds during that period, as those bonds rallied along with other risk markets such as equities.
∎	A change in positioning – The Fund’s portfolio shifted during the second half of the year to be more aggressively positioned, with a smaller percentage of the Fund held in cash or invested in lower-risk securities. Executing this portfolio shift required a large amount of trading to turn over the holdings. These trading costs weighed on the Fund’s return.

∎	CPI Card Group – A position in CPI Card Group, a leading manufacturer of financial payment cards such as credit cards, debit cards, and prepaid gift cards, detracted from returns. The payment card market has undergone a shift from magnetic stripe to EMV cards (cards that use a chip). This switchover happened at a much slower and more volatile pace than expected. As a result, the card manufacturers’ forecasted demand for EMV cards was overly optimistic, and they produced too many cards. Recent results were weak as customers worked through excess inventories. Consequently, the Fund’s position in the CPI Card term loan traded lower during the period.

∎	The United States Oil Fund® LP – A short position in this exchange-traded fund (ETF), which owns oil futures, was designed as hedge to the Fund’s other energy-related investments. The position was a negative contributor to Fund performance as oil prices improved throughout the fiscal year. This position allowed us to hold positions in high yielding energy credit while limiting the impact of oil-induced price swings on the portfolio. The holding was meant to reduce overall Fund volatility as opposed to being a profit generator.

∎	iHeartCommunications, Inc. – This owner of radio stations and outdoor advertising is facing a near-term bankruptcy due to legacy debt from a leveraged buyout. The company was in discussions with lenders for the majority of 2017 in an attempt to restructure its balance sheet outside of bankruptcy. The company’s securities declined throughout the year as the negotiations took longer than expected.

Positive contributors to the Fund’s performance during the fiscal year included:

∎	Caesars Entertainment Operating Company –The Fund benefited from holding Caesars

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 3.

Newfleet Credit Opportunities Fund (Continued)

Entertainment, a casino owning-operating entity within the larger Caesars casino enterprise that filed for bankruptcy in 2015. We began purchasing the company’s bonds in 2015 and continued purchasing them through 2017 because we believed that the market misunderstood how to value several of the company’s securities as a result of its extremely complex bankruptcy case. Ultimately, the company made steady progress toward a consensual restructuring with its creditors, which resolved many of the restructuring complexities. In addition, the underlying performance of the company’s business improved significantly.

∎	Corporate Risk Holdings, LLC – Another positive contributor was Corporate Risk Holdings, a global risk consulting and information services company that emerged from bankruptcy in 2015. We purchased the company’s secured bonds while the company was still in bankruptcy, believing that the company could restructure its operations in bankruptcy and thereafter could sell one or more of its business lines to reduce leverage. In December of 2016, the company was able to sell its electronic discovery business, which we viewed as its least attractive business, at an extremely attractive price.

∎	Linn Energy, Inc. – This investment also worked out well. Linn Energy is a large oil and gas producer that filed for bankruptcy following the crash in oil and gas prices. The Fund invested in the firm’s bonds during its bankruptcy in order to capitalize on an attractive rights offering that was available to bondholders. The rights offering allowed bondholders to purchase the equity at a favorable price due to the valuation date being set when commodity prices were lower. After the company emerged from bankruptcy, the Fund owned Linn Energy equity. The stock price rallied as the firm posted strong operating results, achieved several asset sales at attractive prices, and commenced a significant share repurchase program.

∎	Dynegy Inc. – This large but highly levered independent power producer generates and sells electricity on the wholesale market. The Fund purchased unsecured bonds of Dynegy on the thesis that the power industry was consolidating and that Dynegy was an attractive acquisition target given its size, asset diversity, and depressed equity multiple due to its leverage. This thesis played out when another large power producer, Vistra Energy, announced an acquisition of Dynegy. The bonds rallied on the news as the market anticipated a material improvement in Dynegy’s credit metrics following the closing of the transaction.

∎	Citgo Petroleum Corporation – Citgo is a refining company owned by Venezuela’s national oil company, which is near bankruptcy due to Venezuela’s economic crisis and the lower oil price environment. The relationship with Venezuela creates uncertainties that result in market participants demanding a premium to own Citgo bonds compared to a refinery with similar credit metrics. The Fund invested in unsecured bonds of Citgo to capture this premium, which is viewed as excessive given that Citgo’s assets are located outside of Venezuela, which should allow bondholders to exercise a claim on those assets in the event of a bankruptcy. The bonds pay a double-digit coupon, and appreciated in price through the year.

∎	During the year, the Fund invested in derivatives via equity options and credit default swaps. Both positions proved modestly profitable to performance during the fiscal year.

The preceding information is the opinion of portfolio management. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as Investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

There is no guarantee that the Fund will meet its objective.

Credit & Interest: Debt securities are subject to various risks, the most prominent of which are credit and interest rate risk. The issuer of a debt security may fail to make interest and/or principal payments. Values of debt securities may rise and fall in response to changes in interest rates, and this risk may be enhanced with longer-term maturities.

High Yield-High Risk Fixed Income Securities: There is a greater level of credit risk and price volatility involved with high-yield securities than investment-grade securities.

Bank Loans: Loans may be unsecured or not fully collateralized, may be subject to restrictions on resale and/or trade infrequently on the secondary market. Loans can carry significant credit and call risk, can be difficult to value and have longer settlement times than other investments, which can make loans relatively illiquid at times.

Derivatives: Investments in derivatives such as futures, options, forwards, and swaps may increase volatility or cause a loss greater than the principal investment.

Non-Diversified: The Fund is non-diversified and may be more susceptible to factors negatively impacting its holdings to the extent that each security represents a larger portion of the fund’s assets.

Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer- specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.

Prospectus: For additional information on risks, please see the fund’s prospectus.

Newfleet Credit Opportunities Fund

The following table presents asset allocations within certain sectors and as a percentage of total investments net of securities sold short as of October 31, 2017.

Corporate Bonds	61%
Loan Agreements	18%
Common Stocks	9%
Convertible Bonds	3%
Exchange-Traded Funds	1%
Securities Sold Short	(5)%
Other (includes short-term investments)	13%

Total	100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 3.

Newfleet Credit Opportunities Fund (Continued)

Total Returns1 for periods ended 10/31/17

	1 Year	Since Inception	Inception Date
Class A Shares at NAV[2]	4.80%	3.04%	6/05/15
Class A Shares at POP[3]	0.87	1.41	6/05/15
Class C Shares at NAV[2] and with CDSC[4]	3.99	2.26	6/05/15
Class I Shares at NAV[7]	4.92	3.22	6/05/15
Class R6 Shares at NAV	5.12	3.35	6/05/15
50% Bloomberg Barclays U.S. High-Yield Bond Index/50%Credit Suisse Leveraged Loan Index	7.07	5.68[5]	—
Bloomberg Barclays U.S. Aggregate Bond Index	0.90	2.78[5]	—

Fund Expense Ratios6: A Shares: Gross 1.97%, Net 1.40%; C Shares: Gross 2.72%, Net 2.15%; I Shares: Gross 1.72%, Net 1.15%; R6 Shares: Gross 1.69%, Net 1.12%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

1 Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions. Total returns are not annualized.

2 “NAV” (Net Asset Value) total returns do not include the effect of any sales charge.

3 “POP” (Public Offering Price) total returns include the effect of the maximum front-end 3.75% sales charge.

4 “CDSC” (Contingent Deferred Sales Charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares made within 18 months of purchase in which a finder’s fee was paid and all redemptions of Class C shares within the first year are 1% and 0% thereafter.

5The since inception index return is from the Fund’s inception date.

6The expense ratios of the Fund are set forth according to the prospectus for the Fund effective April 10, 2017, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by the contractual fee waiver in effect through April 30, 2018. Gross Expense: Does not reflect the effect of the fee waiver. Expense ratios reflect fees and expenses associated with the underlying funds.

7Total Return for the report period presented in the table differs from the return in the Financial Highlights. The total return presented in the above table is calculated based on the NAV at which shareholder transactions were processed. The total return presented in the Financial Highlights section of the report is calculated in the same manner, but also takes into account certain adjustments that are necessary under generally accepted accounting principles required in the annual report and semi-annual report.

Growth of $10,000 For period ended 10/31

This chart assumes an initial investment of $10,000 made on June 5, 2015 (inception date of the Fund), for Class A, Class C, Class I, and Class R6 shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.

The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 3.

VIRTUS AVIVA MULTI-STRATEGY TARGET RETURN FUND

SCHEDULE OF INVESTMENTS

OCTOBER 31, 2017

($ are reported in thousands)

	PAR VALUE		VALUE
U.S. GOVERNMENT SECURITIES—65.3%
Non-Agency—65.3%
United States Treasury Bill
0.980%, 11/2/17	$ 12,000		$ 12,000
1.020%, 11/9/17	12,000		11,997
0.995%, 11/16/17	12,000		11,995
1.005%, 11/24/17	12,000		11,993
United States Treasury Inflation Indexed Bonds
0.375%, 1/15/27(1)	1,069		1,072
0.375%, 7/15/27(1)	21,900		21,732

			70,789

TOTAL U.S. GOVERNMENT SECURITIES
(Identified Cost $70,792)			70,789

FOREIGN GOVERNMENT SECURITIES—5.2%
Indonesia Treasury Bond
8.250%, 7/15/21	27,950,000	IDR	2,181
Mexican Government Development Bond
5.750%, 3/5/26	35,000	MXN	1,658
7.500%, 6/3/27	35,000	MXN	1,852

TOTAL FOREIGN GOVERNMENT SECURITIES
(Identified Cost $6,107)			5,691

	SHARES
EXCHANGE-TRADED FUNDS — 5.7%
Exchange Traded Funds — 5.7%
iShares MSCI Emerging Markets Small-Cap ETF(2)	31,876		1,626
SPDR® S&P® Emerging Markets SmallCap ETF(2)	89,473		4,553

			6,179

TOTAL EXCHANGE-TRADED FUNDS (Identified Cost $4,720)			6,179

SHARES		VALUE
PURCHASED OPTIONS — 2.2% (See open purchased options schedule)
(Identified Cost $3,242)		$2,394

PURCHASED SWAPTIONS — 0.9% (See open purchased swaptions schedule)
(Identified Cost $1,497)		969

TOTAL LONG TERM INVESTMENTS — 79.3%
(Identified Cost $86,358)		86,022

SHORT-TERM INVESTMENTS—15.3%
Money Market Mutual Funds—15.3%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Seven-day effective yield 0.940%) (2)	16,557,685	16,558

TOTAL SHORT-TERM INVESTMENTS (Identified Cost $16,558)		16,558

TOTAL INVESTMENTS, BEFORE WRITTEN OPTIONS — 94.6%
(Identified Cost $102,916)		102,580

WRITTEN OPTIONS — 0.0% (See open written options schedule)
(Proceeds $238)		(7)

TOTAL INVESTMENTS NET OF WRITTEN OPTIONS — 94.6%
(Identified Cost $102,678)		$102,573
Other assets and liabilities, net — 5.4%		5,841

NET ASSETS — 100.0%		$108,414

Footnote Legend:
(1) Principal amount is adjusted daily pursuant to the change in the Consumer Price Index.
(2) Shares of these funds are publicly offered, and the prospectus and annual reports of each are publicly available.

Abbreviations:
ETF	Exchange Traded Fund
S&P	Standard & Poor’s
SPDR	Standard & Poor’s Depositary Receipt

Counterparties:
BNP	BNP Paribas
CITI	Citibank
DB	Deutsche Bank AG
GS	Goldman Sachs & Co.
JPM	JPMorgan Chase Bank N.A.
Nomura	Nomura Global Financial Products, Inc.
Soc Gen	Societe Generale

Currencies:
AUD	Australian Dollar
CNY	Chinese Yuan
EUR	European Currency Unit
GBP	British Pound
HKD	Hong Kong Dollar
IDR	Indonesia Rupiah
INR	Indian Rupee
JPY	Japanese Yen
KRW	Korean Won
MXN	Mexican Peso
SAR	Saudi Arabia Riyal
TRY	Turkish Lira
USD	United States Dollar

Country Weightings (Unaudited)†
United States	95%
Mexico	3
Indonesia	2
Total	100%
†% of total investments, net of written options, as of October 31, 2017.

See Notes to Financial Statements.

VIRTUS AVIVA MULTI-STRATEGY TARGET RETURN FUND

SCHEDULE OF INVESTMENTS (Continued)

OCTOBER 31, 2017

($ are reported in thousands)

Open purchased option contracts as of October 31, 2017 were as follows:

Description of Options	Counterparty	Number of Contracts	Contract Notional Amount	Strike Price(1)	Expiration Date	Value
Call Options
DJ Euro Stoxx 50	JPM	1,900	$190,000	$155.00	12/15/17	$5
Euro Stoxx 50	JPM	840	84,000	3,950.00	12/15/17	7
Call USD 13,000 versus Put SAR 49,660	BNP	130,000	13,000,000	3.82	02/12/19	113
Call USD 700 versus Put JPY 76,216	BNP	7,000	700,000	108.88	11/19/20	34
Call USD 1,000 versus Put JPY 102,500	BNP	10,000	1,000,000	102.50	02/17/21	76
Call USD 700 versus Put JPY 70,350	BNP	7,000	700,000	100.50	02/26/21	60
Call USD 1,000 versus Put JPY 92,420	BNP	10,000	1,000,000	92.42	07/02/21	133
Call USD 1,335 versus Put JPY 128,160	Soc Gen	13,345	1,334,518	96.00	04/21/22	137
Call USD 1,335 versus Put JPY 128,828	Soc Gen	13,345	1,334,519	96.50	04/22/22	133
Call USD 545 versus Put JPY 53,901	Soc Gen	5,450	545,000	98.90	05/06/22	47
Call USD 786 versus Put JPY 78,631	Soc Gen	7,860	785,963	100.04	05/10/22	64
Call USD 2,214 versus Put JPY 216,972	BNP	22,142	2,214,209	98.00	06/02/22	201
Call USD 1,728 versus Put JPY 168,480	BNP	17,279	1,727,895	97.50	06/13/22	161
Call USD 1,728 versus Put JPY 171,072	BNP	17,279	1,727,896	99.00	06/13/22	147
Call USD 1,400 versus Put JPY 139,580	BNP	14,000	1,400,000	99.70	10/20/22	112
Call USD 8,210 versus Put JPY 817,388	BNP	82,100	8,210,000	99.56	10/28/22	659
Put Options
Put USD 4,525 versus Call CNY 18,100	BNP	45,250	4,525,000	4.00	03/11/19	118
Put USD 5,295 versus Call TRY 20,651	CITI	52,950	5,295,000	3.90	03/21/19	100
Put USD 2,410 versus Call TRY 9,398	CITI	24,097	2,409,700	3.90	04/05/19	45
Put USD 591 versus Call TRY 2,246	CITI	5,909	590,862	3.80	06/19/19	8
Put USD 295 versus Call TRY 1,121	CITI	2,950	295,000	3.80	06/27/19	4
Put USD 591 versus Call TRY 2,246	CITI	5,913	591,292	3.80	07/10/19	8
Put USD 295 versus Call TRY 1,121	CITI	2,954	295,431	3.80	07/17/19	4
Put USD 295 versus Call TRY 1,180	CITI	2,950	295,000	4.00	05/04/20	6
Put USD 590 versus Call TRY 2,360	CITI	5,900	590,000	4.00	06/04/20	12
Total						$2,394

Footnote Legend:
(1) Strike price not reported in thousands.
Open purchased swaption contracts as of October 31, 2017 were as follows:
Description of Options	Counterparty	Number of Contracts	Contract Notional Amount	Strike Price(1)	Expiration Date	Value
Call Swaptions
15-Year USD Interest Rate Swap	DB	750	$18,000,000	$1.00	02/24/31	$198
15-Year USD Interest Rate Swap	Nomura	20,000	2,000,000	1.00	04/07/31	(33)
Put Swaptions
12-Year USD Interest Rate Swap	GS	1,203,000	120,300,000	3.09	10/23/19	3
12-Year USD Interest Rate Swap	GS	601,500	60,150,000	2.57	10/23/19	18
4-Year USD Interest Rate Swap	GS	980,000	98,000,000	1.89	08/22/21	(104)
4-Year USD Interest Rate Swap	GS	1,245,000	124,500,000	2.95	08/27/21	40
30-Year USD Interest Rate Swap	CITI	1,000	10,000,000	3.85	07/22/30	411
15-Year USD Interest Rate Swap	CITI	220	2,200,000	3.85	11/20/30	90
15-Year USD Interest Rate Swap	CITI	260	2,600,000	3.85	01/21/31	106
15-Year USD Interest Rate Swap	DB	220	2,200,000	3.85	01/28/31	90
15-Year USD Interest Rate Swap	DB	250	2,500,000	3.85	02/05/31	102
15-Year USD Interest Rate Swap	DB	190	1,900,000	3.85	02/28/31	78
15-Year USD Interest Rate Swap	Nomura	26,000	2,600,000	3.85	04/07/31	(3)
15-Year USD Interest Rate Swap	GS	15,000	1,500,000	3.85	08/18/31	9
15-Year USD Interest Rate Swap	GS	13,000	1,300,000	1.00	08/18/31	(36)
Total						$969

Footnote Legend:

(1)	Strike price not reported in thousands.

See Notes to Financial Statements.

VIRTUS AVIVA MULTI-STRATEGY TARGET RETURN FUND

SCHEDULE OF INVESTMENTS (Continued)

OCTOBER 31, 2017

($ are reported in thousands)

Open written option as of October 31, 2017 were as follows:

Description of Options	Counterparty	Number of Contracts	Contract Notional Amount	Strike Price(1)	Expiration Date	Value
Call Options
Euro Stoxx 50	JPM	(840)	$84,000	$4,100.00	12/15/17	$(1)
DJ Euro Stoxx Banks	JPM	(1,900)	190,000	160.00	12/15/17	(6)
Total						$(7)

Footnote Legend:

(1)	Strike price not reported in thousands.

Futures contracts as of October 31, 2017 were as follows:

Issue	Expiration	Contracts Purchased/(Sold)	Notional Value	Market Value / Unrealized Appreciation (Depreciation)
Euro Stoxx 50 Future	December 2017	242	$10,368	$ 621
MSCI Emerging Markets Index Future	December 2017	167	8,403	184
MSCI World Markets Index Future	December 2017	(105)	(6,027)	(216)
Nikkei 225 Future	December 2017	12	2,317	136
Russell 2000 Mini Index Future	December 2017	(74)	(5,560)	(341)
S&P 500 E-Mini Future	December 2017	59	7,589	322
Stoxx 600 Future	December 2017	(96)	(3,459)	(334)
TOPIX Index Future	December 2017	15	2,326	222
U.S. 10-Year Ultra Future	December 2017	(202)	(27,052)	376
Total				$ 970

Forward foreign currency exchange contracts as of October 31, 2017 were as follows:

Currency Purchased	Value	Currency Sold	Value	Counterparty	Settlement Date	Unrealized Appreciation		Unrealized (Depreciation)
EUR*	750	USD	901	GS	11/22/17	$ —		$(27)
INR*	184,498	USD	2,847	BNP	11/22/17	—		(7)
INR*	184,341	USD	2,856	BNP	12/19/17	—		(28)
INR*	186,782	USD	2,847	BNP	1/22/18	7		—
JPY*	333,205	USD	2,976	BNP	11/22/17	—		(42)
JPY*	328,288	USD	2,976	BNP	11/22/17	—		(86)
JPY*	326,225	USD	2,982	GS	11/22/17	—		(111)
KRW*	2,598,400	USD	2,298	BNP	11/22/17	22		—
KRW*	2,606,226	USD	2,305	BNP	12/19/17	22		—
MXN*	52,593	USD	2,960	Soc Gen	12/19/17	—		(240)
USD*	1,900	AUD	2,366	GS	11/22/17	90		—
USD*	1,900	AUD	2,421	GS	11/22/17	47		—
USD*	1,900	AUD	2,424	Soc Gen	11/22/17	45		—
USD*	2,960	AUD	3,648	Soc Gen	12/19/17	169		—
USD*	222	GBP	167	Soc Gen	11/22/17	—	(a)	— (a)
USD*	215	GBP	167	CITI	11/22/17	—		(6)
USD*	4,600	JPY	523,282	GS	11/22/17	—		(6)
USD*	2,298	KRW	2,618,344	GS	11/22/17	—		(40)
USD*	2,305	KRW	2,597,699	BNP	12/19/17	—		(15)
Total						$402		$(608)

Footnote Legend:

(a)	Amount is less than $500.

*	Non deliverable forward. See Note 3B in the Notes to Financial Statements.

See Notes to Financial Statements.

VIRTUS AVIVA MULTI-STRATEGY TARGET RETURN FUND

SCHEDULE OF INVESTMENTS (Continued)

OCTOBER 31, 2017

($ are reported in thousands)

Centrally Cleared credit default swap- buy protection(1) outstanding as of October 31, 2017 was as follows:

Reference Entity	Payment Frequency	Counterparty	Fixed Pay Rate	Expiration Date	Notional Amount(2)		Value	Premiums Paid	Unrealized Appreciation	Unrealized (Depreciation)
CDX North America High Yield Index	TERM	JPM	5%	12/20/22	10,670	USD	$959	$783	$176	$—
Total							$959	$783	$176	$—

(1)If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying investments comprising the referenced index or (ii) receive a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.

(2)The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Centrally cleared inflation swaps outstanding as of October 31, 2017 were as follows:

Fixed Rate	Floating Rate	Payment Frequency	Counterparty	Expiration Date	Notional Amount		Value	Premiums Paid (Received)	Unrealized Appreciation	Unrealized (Depreciation)
1.995%(a)	3-Month-USCPI	TERM	JPM	6/27/27	11,900	USD	$174	$—	$174	$ —
3.333%(a)	2-Month-UKRPI	TERM	JPM	8/15/22	1,150	GBP	11	—	11	—
3.333%(b)	2-Month-UKRPI	TERM	JPM	8/15/27	1,150	GBP	(19)	—	—	(19)

Total							$166	$—	$185	$(19)

Footnote Legend:

(a)	Fund pays the fixed rate and receives the floating rate.
(b)	Fund pays the floating rate and receives the fixed rate.

Abbreviation:
TERM	Payment Frequency at Termination

See Notes to Financial Statements.

VIRTUS AVIVA MULTI-STRATEGY TARGET RETURN FUND

SCHEDULE OF INVESTMENTS (Continued)

OCTOBER 31, 2017

($ are reported in thousands)

Over-the-counter inflation swaps outstanding as of October 31, 2017 as follows:

Fixed Rate	Floating Rate	Payment Frequency	Counterparty	Expiration Date	Notional Amount		Value	Premiums Paid (Received)	Unrealized Appreciation	Unrealized (Depreciation)
2.115%(a)	3-Month-USCPI	TERM	DB	5/18/27	7,200	USD	$(6)	$—	$—	$(6)
3.448%(b)	2-Month-UKRPI	TERM	GS	2/15/27	6,000	GBP	15	—	15	—
3.470%(a)	2-Month-UKRPI	TERM	GS	2/15/22	6,000	GBP	3	—	3	—
3.483%(b)	1-Month-UKRPI	TERM	CITI	5/15/27	2,400	GBP	27	—	27	—
3.490%(b)	1-Month-UKRPI	TERM	CITI	3/15/27	7,200	GBP	38	—	38	—
3.513%(a)	1-Month-UKRPI	TERM	CITI	5/15/22	2,400	GBP	(14)	—	—	(14)
3.523%(a)	1-Month-UKRPI	TERM	CITI	3/15/22	7,200	GBP	2	—	2	—
3.535%(b)	2-Month-UKRPI	TERM	CITI	2/16/27	16,000	GBP	273	—	273	—
3.565%(a)	2-Month-UKRPI	TERM	CITI	2/16/22	16,000	GBP	(104)	—	—	(104)

Total							$234	$—	$358	$(124)

Footnote Legend:

(a)	Fund pays the fixed rate and receives the floating rate.
(b)	Fund pays the floating rate and receives the fixed rate.

Centrally cleared interest rate swaps outstanding as of October 31, 2017 were as follows:

Fixed Rate	Floating Rate	Payment Frequency	Counterparty	Expiration Date	Notional Amount		Value	Premiums Paid (Received)	Unrealized Appreciation	Unrealized (Depreciation)
0.289%(a)	6-Month LIBOR	Semi	JPM	10/20/25	5,000,000	JPY	$(20)	$—	$—	$(20)
0.516%(b)	6-Month LIBOR	Semi	JPM	10/20/30	2,500,000	JPY	52	—	52	—
1.953%(a)	3-Month LIBOR	Semi(c)	JPM	2/21/20	57,996	USD	25	—	25	—
2.150%(a)	3-Month LIBOR	QTR	JPM	4/16/20	37,200	AUD	70	—	70	—
2.443%(b)	3-Month LIBOR	Semi(c)	JPM	2/21/24	34,215	USD	(244)	—	—	(244)
2.480%(b)	3-Month LIBOR	Semi(c)	JPM	2/15/24	26,000	USD	(233)	—	—	(233)
1.643%(b)	6-Month LIBOR	Semi	JPM	6/29/47	4,058	GBP	16	—	16	—
1.720%(b)	6-Month LIBOR	Semi	JPM	7/05/47	4,000	GBP	(30)	—	—	(30)
1.765%(b)	6-Month LIBOR	Semi	JPM	10/06/47	3,865	GBP	(59)	—	—	(59)

Total							$(423)	$—	$163	$(586)

Footnote Legend:

(a)	Fund pays the floating rate and receives the fixed rate.
(b)	Fund pays the fixed rate and receives the floating rate.
(c)	Security pays the fixed rate semi annually and receives the floating rate quarterly.

Abbreviation:
TERM	Payment Frequency at Termination

See Notes to Financial Statements.

VIRTUS AVIVA MULTI-STRATEGY TARGET RETURN FUND

SCHEDULE OF INVESTMENTS (Continued)

OCTOBER 31, 2017

($ are reported in thousands)

Over-the-counter volatility swaps outstanding as of October 31, 2017 were as follows:

Reference Entity	Strike Price	Payment Frequency	Counterparty	Expiration Date	Notional Amount		Value	Premiums Paid (Received)	Unrealized Appreciation	Unrealized (Depreciation)
Nikkei 225 Stock Market Index(a)(b)	$19.85	TERM	BNP	12/14/18	3,190	JPY	$1	$—	$1	$—
Hang Seng China Enterprises Index(b)(c)	25.45	TERM	BNP	12/28/18	134	HKD	(44)	—	—	(44)
DJ Euro Stoxx 50(b)(c)	26.91	TERM	BNP	12/21/18	105	EUR	(1,068)	—	—	(1,068)
Hang Seng China Enterprises Index(b)(c)	27.95	TERM	Soc Gen	12/28/18	105	HKD	(71)	—	—	(71)
Hang Seng China Enterprises Index(b)(c)	28.05	TERM	Soc Gen	12/28/18	105	HKD	(72)	—	—	(72)
Hang Seng China Enterprises Index(b)(c)	27.85	TERM	Soc Gen	12/28/18	105	HKD	(69)	—	—	(69)
DJ Euro Stoxx 50(b)(c)	27.25	TERM	Soc Gen	12/21/18	82	EUR	(856)	—	—	(856)
Hang Seng China Enterprises Index(b)(c)	27.90	TERM	Soc Gen	12/28/18	70	HKD	(47)	—	—	(47)
Hang Seng China Enterprises Index(b)(c)	25.15	TERM	BNP	12/28/18	63	HKD	(19)	—	—	(19)
DJ Euro Stoxx 50(a)(b)	25.38	TERM	BNP	12/15/17	51	EUR	614	—	614	—
Hang Seng China Enterprises Index(b)(c)	25.00	TERM	Soc Gen	12/28/18	50	HKD	(15)	—	—	(15)
Hang Seng China Enterprises Index(b)(c)	26.05	TERM	Soc Gen	12/28/18	42	HKD	(19)	—	—	(19)
DJ Euro Stoxx 50(b)(c)	25.63	TERM	Soc Gen	12/15/17	39	EUR	483	—	483	—
Hang Seng China Enterprises Index(b)(c)	27.60	TERM	Soc Gen	12/28/18	35	HKD	(22)	—	—	(22)
Hang Seng China Enterprises Index(b)(c)	27.90	TERM	Soc Gen	12/28/18	35	HKD	(23)	—	—	(23)
Hang Seng China Enterprises Index(b)(c)	28.15	TERM	Soc Gen	12/28/18	35	HKD	(24)	—	—	(24)
Hang Seng China Enterprises Index(b)(c)	28.05	TERM	Soc Gen	12/28/18	35	HKD	(24)	—	—	(24)
S&P 500 Composite Stock Price Index(a)(b)	17.15	TERM	BNP	12/21/18	29	USD	47	—	47	—
DJ Euro Stoxx 50(b)(c)	28.20	TERM	Soc Gen	12/21/18	28	EUR	(313)	—	—	(313)
S&P 500 Composite Stock Price Index(a)(b)	18.05	TERM	BNP	12/21/18	17	USD	54	—	54	—
DJ Euro Stoxx 50(b)(c)	26.93	TERM	Soc Gen	12/15/17	15	EUR	192	—	192	—
S&P 500 Composite Stock Price Index(a)(b)	19.30	TERM	Soc Gen	12/21/18	14	USD	63	—	63	—
S&P 500 Composite Stock Price Index(a)(b)	19.20	TERM	Soc Gen	12/21/18	14	USD	62	—	62	—
S&P 500 Composite Stock Price Index(a)(b)	19.20	TERM	Soc Gen	12/21/18	14	USD	61	—	61	—
S&P 500 Composite Stock Price Index(a)(b)	22.25	TERM	BNP	12/15/17	10	USD	79	—	79	—
S&P 500 Composite Stock Price Index(a)(b)	19.10	TERM	Soc Gen	12/21/18	9	USD	40	—	40	—
DJ Euro Stoxx 50(b)(c)	24.25	TERM	BNP	12/15/17	9	EUR	(53)	—	—	(53)
S&P 500 Composite Stock Price Index(a)(b)	17.75	TERM	BNP	12/21/18	8	USD	24	—	24	—
S&P 500 Composite Stock Price Index(a)(b)	18.10	TERM	Soc Gen	12/21/18	6	USD	22	—	22	—
S&P 500 Composite Stock Price Index(a)(b)	18.30	TERM	Soc Gen	12/21/18	5	USD	20	—	20	—
S&P 500 Composite Stock Price Index(a)(b)	19.35	TERM	Soc Gen	12/21/18	5	USD	21	—	21	—
S&P 500 Composite Stock Price Index(a)(b)	19.25	TERM	Soc Gen	12/21/18	5	USD	21	—	21	—
S&P 500 Composite Stock Price Index(a)(b)	19.10	TERM	Soc Gen	12/21/18	5	USD	20	—	20	—
S&P 500 Composite Stock Price Index(a)(b)	19.10	TERM	Soc Gen	12/21/18	5	USD	20	—	20	—

Total							$(895)	$—	$1,844	$(2,739)

Footnote Legend:

(a)	Fund pays the variance payment and receives the fixed strike price.
(b)	Variance Swap.
(c)	Fund pays the fixed strike price and receives the variance payment.

Over-the-counter total return swaps outstanding as of October 31, 2017 were as follows:

Reference Entity	Floating Rate(a)	Payment Frequency	Counterparty	Expiration Date	Notional Amount		Value	Premiums Paid (Received)	Unrealized Appreciation	Unrealized (Depreciation)
Euro Stoxx Banks	3-Month LIBOR	TERM	CITI	6/14/18	4,628	EUR	$68	$—	$68	$—
TOPIX Banks Index	3-Month LIBOR	TERM	BNP	6/26/18	117,845	JPY	166	—	166	—
Total							$234	$—	$234	$—

Footnote Legend:

(a)	The Fund pays the floating rate (+/- a spread) and receives the total return of the reference entity.

Abbreviation:
TERM	Payment Frequency at Termination

See Notes to Financial Statements.

VIRTUS AVIVA MULTI-STRATEGY TARGET RETURN FUND

SCHEDULE OF INVESTMENTS (Continued)

OCTOBER 31, 2017

($ are reported in thousands)

Over-the-counter total return basket swap(a) outstanding at October 31, 2017 were as follows:

Counterparty	Description	Notional	Termination Date	Value
BNP Paribas	The Fund pays the total return on a portfolio of short positions and receives the 3-Month LIBOR (+/- a spread), which is denominated in U.S. Dollars based on the local currencies of the positions within the swap. The ’Short Digitally Disrupted Companies’ basket swap provide short exposure to a basket of equities which have business models that are likely to experience pressure from organizations with advanced digital distribution strategies.	1,181 USD	3/12/18	$(19)

				$(19)

Footnote Legend:

(a)	Net payment made at reset date.

Components of over-the-counter total return basket swap:

Reference Entity	Shares	Value	% of Basket
Advance Auto Parts, Inc.	(574)	7	(36)
Best Buy Co., Inc.	(2,058)	— (a)	— (b)
CBL & Associates Properties	(3,295)	1	(6)
Debenhams PLC	(57)	— (a)	1
Dillards, Inc. Class A	(751)	6	(33)
Fastenal Co.	(1,378)	(7)	37
Gamestop Corp. Class A	(2,332)	— (a)	(2)
Gap, Inc.	(4,196)	—	2
Intu Properties PLC	(31)	1	(5)
Kohls Corp.	(2,841)	2	(9)
Ladbrokes Coral Group PLC	(63)	(1)	4
MSC Industrial Direct Co. Class A	(325)	(5)	24
O’Reilly Automotive, Inc.	(408)	(4)	23
Penn Real Estate Investment Trust	(783)	— (a)	(2)
Target Corp.	(1,892)	(1)	6
Television Francaise	(299)	— (a)	— (b)
Viacom, Inc. Class B	(3,112)	10	(52)
Wal-Mart Stores, Inc.	(1,381)	(10)	52
Washington Prime Group, Inc.	(1,417)	1	(4)
William Hill PLC	(43)	(1)	5
Woolworths Ltd.	(3,010)	2	(9)
WW Grainger, Inc.	(481)	(17)	89
Total short equity positions		(16)	85

Other receivables/(payables)		(3)	15

Swaps, at Value		$(19)	100

Footnote Legend:

(a)	Amount is less than $500.
(b)	Amount is less than 0.05%.

See Notes to Financial Statements.

VIRTUS AVIVA MULTI-STRATEGY TARGET RETURN FUND

SCHEDULE OF INVESTMENTS (Concluded)

OCTOBER 31, 2017

($ are reported in thousands)

The following table provides a summary of inputs used to value the Fund’s investments as of October 31, 2017 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at October 31, 2017	Level 1 Quoted Prices	Level 2 Significant Observable Inputs
Assets:
Debt Securities:
U.S. Government Securities	$ 70,789	$ —	$70,789
Foreign Government Securities	5,691	—	5,691
Equity Securities:
Exchange-Traded Funds	6,179	6,179	—
Short-Term Investments	16,558	16,558	—
Purchased Options	2,394	12	2,382
Purchased Swaptions	1,145	—	1,145
Futures Contracts	1,861	1,861	—
Foreign Currency Exchange Contracts	402	—	402
Centrally Cleared Credit Default Swaps	959	—	959
Centrally Cleared Inflation Swaps	185	—	185
Over-the-Counter Inflation Swaps	358	—	358
Centrally Cleared Interest Rate Swaps	163	—	163
Over-the-Counter Volatility Swaps	1,844	—	1,844
Over-the-Counter Total Return Swaps	234	—	234

Total Assets	108,762	24,610	84,152

Liabilities:
Purchased Swaptions	(176)	—	(176)
Written Options	(7)	(7)	—
Futures Contracts	(891)	(891)	—
Foreign Currency Exchange Contracts	(608)	—	(608)
Centrally Cleared Inflation Swaps	(19)	—	(19)
Over-the-Counter Inflation Swaps	(124)	—	(124)
Centrally Cleared Interest Rate Swaps	(586)	—	(586)
Over-the-Counter Volatility Swaps	(2,739)	—	(2,739)
Over-the-Counter Total Return Basket Swaps	(19)	—	(19)

Total Liabilities	$ (5,169)	$ (898)	$ (4,271)

There were no transfers between Level 1 and Level 2 related to securities held at October 31, 2017.

There are no Level 3 (significant unobservable input) priced securities.

See Notes to Financial Statements.

VIRTUS DUFF & PHELPS SELECT MLP AND ENERGY FUND

SCHEDULE OF INVESTMENTS

OCTOBER 31, 2017

($ are reported in thousands)

	SHARES	VALUE

MASTER LIMITED PARTNERSHIPS AND RELATED COMPANIES—94.4%

Diversified—19.7%
Energy Transfer Partners LP	8,000	$140
Energy Transfer Equity LP	9,700	172
Enterprise Products Partners LP	5,500	135
Kinder Morgan, Inc.	16,500	299
MPLX LP	4,971	175
ONEOK, Inc.	3,100	168

		1,089

Downstream/Other—10.3%
Andeavor	1,100	117
Cheniere Energy Partners LP Holdings LLC	5,500	138
Cheniere Energy, Inc.(1)	3,800	178
Marathon Petroleum Corp.	2,300	137

		570

Electric, LDC & Power—2.6%
NextEra Energy Partners LP	3,700	146

Gathering/Processing—22.1%
Antero Midstream GP LP	10,955	205
Crestwood Equity Partners LP	3,400	85
EnLink Midstream LLC	12,000	186
EQT GP Holdings LP	4,100	113
Hess Midstream Partners LP	3,500	70
Rice Midstream Partners LP	3,300	68
Targa Resources Corp.	8,500	353
Western Gas Equity Partners LP	3,700	146

		1,226

Marine Shipping—7.0%
Gaslog Partners LP	6,500	154
Golar LNG Ltd.	7,000	148
Knot Offshore Partners LP	3,600	84

		386

Natural Gas Pipelines—16.4%
Tallgrass Energy GP LP	13,100	328

	SHARES	VALUE
Natural Gas Pipelines—continued
TransCanada Corp.	4,700	$223
Williams Cos, Inc. (The)	12,500	356

		907

Petroleum Transportation & Storage—11.7%
BP Midstream Partners LP(1)	1,500	27
Enbridge, Inc.	4,200	161
Genesis Energy LP	1,800	42
Phillips 66 Partners LP	2,600	131
Plains GP Holdings LP Class A	2,934	60
SemGroup Corp. Class A	6,100	159
Shell Midstream Partners LP	2,700	69

		649

Upstream—4.6%
Anadarko Petroleum Corp.	2,000	99
Devon Energy Corp.	2,500	92
Noble Energy, Inc.	2,200	61

		252

TOTAL MASTER LIMITED PARTNERSHIPS AND RELATED COMPANIES
(Identified Cost $5,296)		5,225

EXCHANGE-TRADED FUNDS—2.6%
Exchange Traded Funds—2.6%
JPMorgan Alerian
MLP Index ETN(2)	5,300	143

TOTAL EXCHANGE-TRADED FUNDS
(Identified Cost $152)		143

TOTAL LONG TERM INVESTMENTS — 97.0%
(Identified Cost $5,448)		5,368

SHORT-TERM INVESTMENTS—2.9%
Money Market Mutual Funds—2.9%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Seven-day effective yield 0.940%)(2)	162,330	162

TOTAL SHORT-TERM INVESTMENTS
(Identified Cost $162)		162

VALUE

TOTAL INVESTMENTS — 99.9%
(Identified Cost $5,610)	$5,530

Other assets and liabilities, net — 0.1%	4

NET ASSETS — 100.0%	$5,534

Footnote Legend:

(1)	Non-income producing.
(2)	Shares of these funds are publicly offered, and the prospectus and annual reports of each are publicly available.

Abbreviations:
ETN	Exchange Traded Note
LLC	Limited Liability Company
LP	Limited Partnership

Country Weightings (Unaudited)†
United States	86%
Canada	7
Monaco	3
Bermuda	2
United Kingdom	2
Total	100%

Ownership Structure (Unaudited)†,††
Midstream MLP	25%
Embedded General Partners	22
Major Midstream Companies	18
Pure Play General Partner	13
MLP Affiliates & Other	13
Foreign LP	4
Cash & Other	5
Total	100%

† % of total investments, as of October 31, 2017.

See Notes to Financial Statements.

VIRTUS DUFF & PHELPS SELECT MLP AND ENERGY FUND

SCHEDULE OF INVESTMENTS (Concluded)

OCTOBER 31, 2017

($ are reported in thousands)

†† Midstream MLPs are publicly traded limited partnerships and limited liability companies that are treated as partnerships for federal income tax purposes and operate and own assets used in transporting, storing, gathering, processing, treating, or marketing of natural gas, natural gas liquids, crude oil, and refined products.

Foreign LPs are offshore entities organized as partnerships or limited liability companies but elect to be treated as corporations for U.S. federal income tax purposes.

MLP Affiliates & Other consist of iShares/LLCs and Yieldcos. iShares/LLCs are limited liability companies which hold investments in limited partner interests and issue distributions in the form of additional shares, also known as paid-in-kind (PIK) distributions. Yieldcos are entities structured similar to an MLP but without possession of assets that would qualify for pass-through tax treatment and thus are not treated as partnerships for federal income tax purposes.

Pure-Play General Partners are general partners of MLPs structured as C-corporations for federal income tax purposes with either direct economic incentive distribution rights to an underlying MLP or direct ownership in an affiliated general partner entity.

Embedded General Partners are general partners of MLPs structured as C-corporations for federal income tax purposes with ownership in other assets beyond sole economic interests in an MLP.

The following table provides a summary of inputs used to value the Fund’s investments as of October 31, 2017 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at October 31, 2017	Level 1 Quoted Prices
Assets:
Equity Securities:
Master Limited Partnerships and Related Companies	$ 5,225	$ 5,225
Exchange-Traded Funds	143	143
Short-Term Investments	162	162

Total Assets	$ 5,530	$ 5,530

There were no transfers between Level 1 and Level 2 related to securities held at October 31, 2017.

There are no Level 2 (significant observable inputs) or Level 3 (significant unobservable inputs) priced securities.

See Notes to Financial Statements.

VIRTUS NEWFLEET CREDIT OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS

OCTOBER 31, 2017

($ are reported in thousand)

	PAR VALUE	VALUE

CORPORATE BONDS—57.7%
Consumer Discretionary—12.0%
Clear Channel Worldwide Holdings, Inc. 7.625%, 3/15/20	$1,000	$999
Gateway Casinos & Entertainment, Ltd. 144A 8.250%, 3/1/24(1)	500	530
iHeartCommunications, Inc. 10.000%, 1/15/18	500	260
9.000%, 12/15/19	2,375	1,752
iHeartCommunications, Inc. Escrow 0.000%, 2/1/21(2)	515	—
Laureate Education, Inc. 144A 8.250%, 5/1/25(1)	255	274
Lee Enterprises, Inc./IA 144A 9.500%, 3/15/22(1)	1,500	1,549
McGraw-Hill Global Education Holdings LLC / McGraw-Hill Global Education Finance 144A 7.875%, 5/15/24(1)	1,505	1,514
Men’s Wearhouse, Inc. (The) 7.000%, 7/1/22	500	479
Neiman Marcus Group, Ltd. LLC 144A 8.000%, 10/15/21(1)	430	254
PetSmart, Inc. 144A 8.875%, 6/1/25(1)	505	398
SFR Group SA 144A 7.375%, 5/1/26(1)	500	537
Sirius XM Radio, Inc. 144A 5.000%, 8/1/27(1)	330	333
Univision Communications, Inc. 144A 5.125%, 2/15/25(1)	1,000	994
Vista Outdoor, Inc. 5.875%, 10/1/23	750	774

		10,647

	PAR VALUE	VALUE

Consumer Staples—3.0%
Cumberland Farms, Inc. 144A 6.750%, 5/1/25(1)	$990	$1,052
JBS USA LUX SA / JBS USA Finance, Inc. 144A 5.750%, 6/15/25(1)	255	248
Post Holdings, Inc. 144A 5.000%, 8/15/26(1)	460	462
Safeway, Inc. 7.250%, 2/1/31	1,000	865

		2,627

Energy—9.5%
Alliance Resource Operating Partners LP / Alliance Resource Finance Corp. 144A 7.500%, 5/1/25(1)	546	577
Cheniere Corpus Christi Holdings LLC 7.000%, 6/30/24	120	137
Chesapeake Energy Corp. 144A 8.000%, 6/15/27(1)	495	481
Citgo Holding, Inc. 144A 10.750%, 2/15/20(1)(3)	2,359	2,548
Diamond Offshore Drilling, Inc. 4.875%, 11/1/43	250	187
EP Energy LLC / Everest Acquisition Finance, Inc. 9.375%, 5/1/20	245	206
EP Energy LLC / Everest Acquisition Finance, Inc. 144A 8.000%, 11/29/24(1)	560	571
Jupiter Resources, Inc. 144A 8.500%, 10/1/22(1)	1,500	1,069
Nabors Industries, Inc. 5.500%, 1/15/23	765	732
Sesi LLC 144A 7.750%, 9/15/24(1)	285	295
Tapstone Energy LLC / Tapstone Energy Finance Corp. 144A 9.750%, 6/1/22(1)	885	794

	PAR VALUE	VALUE

Energy—continued
Vine Oil & Gas LP/Vine Oil & Gas Finance Corp. 144A 8.750%, 4/15/23(1)	$445	$434
Weatherford International, Ltd. 9.875%, 2/15/24	415	444

		8,475

Financials—1.8%
4finance SA 144A 10.750%, 5/1/22(1)	1,300	1,365
Navient Corp. 7.250%, 9/25/23	250	271

		1,636

Health Care—5.7%
Avantor, Inc. 144A 6.000%, 10/1/24(1)	430	439
CHS/Community Health Systems, Inc. 6.250%, 3/31/23	630	605
DJO Finco, Inc. / DJO Finance LLC / DJO Finance Corp. 144A 8.125%, 6/15/21(1)	1,500	1,432
Eagle Holding Co. II LLC. PIK Capitalization, 7.625% Interest or 8.375% Capitalization 144A 7.625%, 5/15/22(1)	240	248
Endo, Ltd. / Endo Finance LLC / Endo Finco, Inc. 144A 6.000%, 7/15/23(1)	200	162
Tenet Healthcare Corp. 144A 7.000%, 8/1/25(1)	680	623
Valeant Pharmaceuticals International, Inc. 144A 6.125%, 4/15/25(1)	1,555	1,306
West Street Merger Sub, Inc. 144A 6.375%, 9/1/25(1)	270	274

		5,089

Industrials—6.4%
Bombardier, Inc. 144A 6.125%, 1/15/23(1)	910	907
Graftech International, Ltd. 6.375%, 11/15/20	1,035	1,018

See Notes to Financial Statements.

VIRTUS NEWFLEET CREDIT OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS (Continued)

OCTOBER 31, 2017

	PAR VALUE	VALUE

Industrials—continued
New Enterprise Stone & Lime Co., Inc. 144A 10.125%, 4/1/22(1)	$910	$ 985
Topaz Marine SA 144A 9.125%, 7/26/22(1)	1,250	1,263
TransDigm, Inc. 6.500%, 7/15/24	1,000	1,033
Wrangler Buyer Corp. 144A 6.000%, 10/1/25(1)	459	469

		5,675

Information Technology—5.9%
Blackboard, Inc. 144A 9.750%, 10/15/21(1)	1,500	1,335
BMC Software Finance, Inc. 144A 8.125%, 7/15/21(1)	500	512
Corporate Risk Holdings, LLC 144A 9.500%, 7/1/19(1)	1,731	1,830
Rackspace Hosting, Inc. 144A 8.625%, 11/15/24(1)	1,000	1,053
Radiate Holdco LLC / Radiate Finance, Inc. 144A 6.625%, 2/15/25(1)	470	462

		5,192

Materials—3.6%
Ardagh Packaging Finance plc / Ardagh Holdings USA, Inc. 144A 6.000%, 2/15/25(1)	250	266
BWAY Holding Co. 144A 7.250%, 4/15/25(1)	510	529
Hexion, Inc. 6.625%, 4/15/20	1,000	890
Hexion, Inc. 144A 10.375%, 2/1/22(1)	500	471
Momentive Performance Materials, Inc. 3.880%, 10/24/21	1,000	1,040

		3,196

Telecommunication Services—2.2%
Frontier Communi- cations Corp. 10.500%, 9/15/22	1,000	877
Sprint Capital Corp.

	PAR VALUE	VALUE

Telecommunication Services—continued
6.875%, 11/15/28	$1,000	$ 1,067

		1,944

Utilities—7.6%
Dynegy, Inc. 144A 8.000%, 1/15/25(1)	500	547
Ferrellgas LP / Ferrellgas Finance Corp. 6.750%, 6/15/23	500	465
Ferrellgas Partners LP Ferrellgas Partners Finance Corp. 8.625%, 6/15/20	1,500	1,339
Terraform Global Operating LLC 144A 9.750%, 8/15/22(1)(3)	4,000	4,430

		6,781

TOTAL CORPORATE BONDS
(Identified Cost $51,162)		51,262

CONVERTIBLE BONDS—2.3%

Consumer Discretionary—0.7%
Caesars Entertainment Corp. 5.000%, 10/1/24	344	676

Energy—1.6%
Cheniere Energy, Inc. 4.250%, 3/15/45(3)	2,000	1,391

TOTAL CONVERTIBLE BONDS
(Identified Cost $1,622)		2,067

LOAN AGREEMENTS(4) —17.3%

Consumer Discretionary—3.6%
Advantage Sales & Marketing, Inc., Second Lien Term Loan, (3 month LIBOR + 6.500%) 7.878%, 07/25/22	1,500	1,250
Caesars Entertainment Operating Company, Inc. (fka Harrah’s Operating Company, Inc.), Term Loan B-5, (1 month LIBOR + 1.500%) 1.500%, 10/15/22	739	740
Laureate Education, Inc., Term Loan B, (1 month LIBOR + 4.500%)

	PAR VALUE	VALUE

Consumer Discretionary—continued
5.742%, 04/26/24	$459	$ 461
Neiman Marcus Group, Ltd. LLC, (1 month LIBOR + 3.250%) 4.488%, 10/25/20	248	194
Toys R US Delaware, Inc., DIP Term Loan, (1 month LIBOR + 6.750%) 8.000%, 01/18/19	500	500

		3,145

Consumer Staples—1.5%
Diamond (BC) B.V., (3 month LIBOR + 3.000%) 4.316%, 09/06/24	420	422
Parfums Holding Company, Inc., (3 month LIBOR + 6.750%) 0.000%, 06/30/25(5)	500	485
Revlon Consumer Products Corp. Initial Term Loan B, (1 month LIBOR + 3.500%) 4.742%, 09/07/23	497	429

		1,336

Energy—0.5%
Blackhawk Mining LLC, First Lien Term Loan, (3 month LIBOR + 9.500%) 10.890%, 02/17/22	464	426

Industrials—1.3%
Red Ventures LLC, (3 month LIBOR + 4.000%) 0.000%, 10/18/24(5)	670	665
Red Ventures LLC, Second Lien Term Loan, (3 month LIBOR + 8.000%) 0.000%, 10/18/25(5)	500	499

		1,164

Information Technology—2.9%
Avaya, Inc., (1 month LIBOR + 7.500%) 8.741%, 01/24/18	830	832

See Notes to Financial Statements.

VIRTUS NEWFLEET CREDIT OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS (Continued)

OCTOBER 31, 2017

($ are reported in thousands)

	PAR VALUE	VALUE
Information Technology—continued
Sungard Availability Services Capital, Inc. Term Loan B, (1 month LIBOR + 7.000%) 8.242%, 09/30/21	$1,000	$933
Veritas US, Inc. Term Loan B, (3 month LIBOR + 4.500%) 5.833%, 01/27/23	825	831

		2,596

Materials—2.5%
CPI Acquisition, Inc., First Lien Term Loan, (3 month LIBOR + 4.500%) 5.962%, 08/17/22	3,000	2,147
IPS Acquisition LLC, Second Lien Term Loan, (3 month LIBOR + 7.500%) 0.000%, 10/27/25(5)	80	81

		2,228

Telecommunication Services—2.8%
Ligado Networks LLC (fka New LightSquared, LLC), Junior Loan, (3 month LIBOR + 12.500%) 13.820%, 12/07/20	2,369	1,485
Securus Technologies Holdings, Inc. Second Lien Term Loan, (3 month LIBOR + 8.250%) 0.000%, 06/20/25(5)	1,020	1,027

		2,512

Utilities—2.2%
Energy Future Intermediate Holding Company LLC (EFIH Finance Inc.) DIP Term Loan, (1 month LIBOR + 3.000%) 4.241%, 06/23/18	915	921

	PAR VALUE	VALUE
Utilities—continued
Vistra Operations Company LLC (fka Tex Operations Company LLC), (1 month LIBOR + 2.750%) 4.084%, 08/04/23	$743	$745
Vistra Operations Company LLC (fka Tex Operations Company LLC), (1 month LIBOR + 2.750%) 4.084%, 12/14/23	86	87
Vistra Operations Company LLC (fka Tex Operations Company LLC) Term Loan C, (1 month LIBOR + 2.750%) 4.084%, 08/04/23	170	170

		1,923

TOTAL LOAN AGREEMENTS
(Identified Cost $16,802)		15,330

	SHARES
COMMON STOCKS—8.6%
Consumer Discretionary—1.4%
Caesars Entertainment Corp.(6)	96,519	1,250

Energy—0.6%
Linn Energy, Inc.(6)	13,490	520

Financials—5.1%
Kayne Anderson Acquisition Corp.(6)	100,000	970
Silver Run Acquisition Corp.II(6)	100,000	999
TPG Pace Energy Holdings Corp.(6)	100,000	976
Vantage Energy Acquisition Corp.(6)	100,000	969
VICI Properties, Inc.(6)	36,346	672

		4,586

Health Care—0.8%
Tenet Healthcare Corp.(6)	50,000	714

See Notes to Financial Statements.

	SHARES	VALUE

Industrials—0.7%
Briggs & Stratton Corp.	23,500	$592

TOTAL COMMON STOCKS
(Identified Cost $7,362)		7,662

EXCHANGE-TRADED FUNDS—0.9%

Exchange Traded Funds—0.9%
Alerian MLP ETF(7)	76,000	815

TOTAL EXCHANGE-TRADED FUNDS
(Identified Cost $902)		815

TOTAL LONG TERM INVESTMENTS — 86.8%
(Identified Cost $77,850)		77,136

SHORT-TERM INVESTMENTS—12.5%

Money Market Mutual Funds—12.5%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Seven-day effective yield 0.940%)(7)	11,080,185	11,080

TOTAL SHORT-TERM INVESTMENTS
(Identified Cost $11,080)		11,080

TOTAL INVESTMENTS BEFORE SECURITIES SOLD SHORT — 99.3%
(Identified Cost $88,930)		$88,216

SECURITIES SOLD SHORT—(2.9)%

Exchange Traded Funds—(2.9)%
United States Oil Fund LP(6)(7)	(235,000)	$(2,568)

TOTAL EXCHANGE TRADED FUNDS
(Identified Cost $2,262)		(2,568)

VIRTUS NEWFLEET CREDIT OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS (Concluded)

OCTOBER 31, 2017

($ are reported in thousands)

PAR VALUE		VALUE

CORPORATE BONDS—(2.1)%

Information Technology—(2.1)%
CommScope Technologies LLC 144A 5.000%, 3/15/27(1)	$(1,000,000)	(974)
Riverbed Technology Inc. 144A 8.875%, 3/1/23(1)	(1,000,000)	(895)

		(1,869)

TOTAL CORPORATE BONDS (Identified Cost $(1,873))		(1,869)

TOTAL SECURITIES SOLD SHORT — (5.0)%
(Proceeds $(4,135))		(4,437)

TOTAL INVESTMENTS NET OF SECURITIES SOLD SHORT — 94.3%
(Identified Cost $84,795)(7)		$83,779
Other assets and liabilities, net —5.7%		5,055

NET ASSETS — 100.0%		$88,834

Footnote Legend:

(1)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2017, these securities amounted to a value of $33,953 or 38.2% of net assets.

(2)  Security valued at fair value as determined in good faith by or under the direction of the Trustees. This security is disclosed as a Level 3 security in the Fair Value Hierarchy table located after the Schedule of Investments. (3) All or a portion segregated as collateral for securities sold short.

(4)  Variable rate security. Rate disclosed is as of October 31, 2017. For loan agreements, the rate shown may represent a weighted average interest rate. Information in parenthesis represents benchmark and reference rate for each security. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions.

(5)  This loan will settle after October 31, 2017, at which time the interest rate, based on the

London Interbank Offered Rate (“LIBOR”) and the agreed upon spread on trade date, will be known.
(6)	Non-income producing.
(7)	Shares of these funds are publicly offered, and the prospectus and annual reports of each are publicly available.

Abbreviations:
LLC	Limited Liability Company
LP	Limited Partnership
PIK	Payment in Kind
LIBOR	London Interbank Offered Rate

Country Weightings (Unaudited)†
United States	90%
Canada	5
Luxembourg	3
Other	2
Total	100%
† % of total investments as of October 31, 2017.

The following table provides a summary of inputs used to value the Fund’s investments as of October 31, 2017 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at October 31, 2017	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Observable Inputs
Assets:
Debt Securities:
Corporate Bonds	$51,262	$—	$51,262	$ —	(a)
Convertible Bonds	2,067	—	2,067	—
Loan Agreements	15,330	—	15,330	—
Equity Securities:
Common Stocks	7,662	6,990	672	—
Exchange-Traded Funds	815	815	—	—
Short-Term Investments	11,080	11,080	—	—

Total Assets	$88,216	$18,885	$69,331	$ —

Liabilities:
Exchange Traded Funds	(2,568)	(2,568)	—	—
Corporate Bonds	(1,869)	—	(1,869)	—

Total Liabilities	$(4,437)	$(2,568)	$(1,869)	$ —

Footnote Legend:

(a)	Includes internally fair valued securities currently priced at zero $0.

There were no transfers between Level 1 and Level 2 related to securities held as of October 31, 2017.

See Notes to Financial Statements.

VIRTUS ALTERNATIVE SOLUTIONS TRUST

STATEMENTS OF ASSETS AND LIABILITIES

October 31, 2017

(Reported in thousands except shares and per share amounts)

	Aviva Multi-Strategy Target Return Fund	Duff & Phelps Select MLP and Energy Fund		Newfleet Credit Opportunities Fund
Assets
Investment in securities at value(1)	$102,580	$5,530		$88,216
Foreign currency at value(2)	1,459	—		—
Cash	7	37		35
Collateral pledged for futures contracts	1,313	—		—
Collateral pledged for securities sold short	—	—		228
Collateral pledged for swaps	180	—		—
Deposits with prime broker	654	—		2,258
Margin held at counterparty for cleared swaps	2,723	—		—
Variation margin receivable on futures contracts	109	—		—
Swaps at value(5)	3,743	—		—
Unrealized appreciation on forward foreign currency exchange contracts	402	—		—
Receivables:
Investment securities sold	480	—		2,000
Fund shares sold	132	—		—
Dividends and interest receivable	161	25		1,220
From adviser	—	7		—
Prepaid expenses	39	29		32
Prepaid trustee retainer	1	—	(a)	1
Other assets	3	—	(a)	2

Total assets	113,986	5,628		93,992

Liabilities
Written options at value(3)	7	—		—
Securities sold short at value(4)	—	—		4,437
Dividends and interest payable for securities sold short	—	—		23
Variation margin payable on futures contracts	90	—		—
Swaps at value	3,487	—		—
Unrealized depreciation on forward foreign currency exchange contracts	608	—		—
Payables:
Fund shares repurchased	480	24		—
Investment securities purchased	667	26		551
Investment advisory fee	95	—		62
Distribution and service fees	3	—	(a)	1
Administration and sub-administration fees	37	14		29
Transfer agent fees and expenses	21	—	(a)	4
Professional fees	42	28		26
Trustee deferred compensation plan	3	—	(a)	2
Other accrued expenses	32	2		23

Total liabilities	5,572	94		5,158

Net Assets	$108,414	$5,534		$88,834

Net Assets Consist of:
Capital paid in on shares of beneficial interest	$108,924	$5,750		$90,690
Accumulated undistributed net investment income (loss)	(113)	(93)		427
Accumulated undistributed net realized gain (loss)	(527)	(43)		(1,267)
Net unrealized appreciation (depreciation) on investments and derivatives	(101)	(80)		(1,016)
Net unrealized appreciation (depreciation) on written options	231	—		—

Net Assets	$108,414	$5,534		$88,834

See Notes to Financial Statements

VIRTUS ALTERNATIVE SOLUTIONS TRUST

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

October 31, 2017

(Reported in thousands except shares and per share amounts)

	Aviva Multi-Strategy Target Return Fund	Duff & Phelps Select MLP and Energy Fund	Newfleet Credit Opportunities Fund
Class A
Net asset value (net assets/shares outstanding) per share*	$9.74	$9.39	$9.79
Maximum offering price per share = NAV/(1-5.75%) (or NAV/(1-3.75%) for Newfleet Credit Opportunities Fund)	$10.33	$9.96	$10.17
Shares of beneficial interest outstanding, no par value, unlimited authorization	295,079	35,438	189,094
Net Assets	$2,873	$333	$1,851

Class C
Net asset value (net assets/shares outstanding) and offering price per share*	$9.61	$9.36	$9.77
Shares of beneficial interest outstanding, no par value, unlimited authorization	274,425	15,439	20,573
Net Assets	$2,637	$145	$201

Class I
Net asset value (net assets/shares outstanding), offering price and redemption per share	$9.77	$9.40	$9.78
Shares of beneficial interest outstanding, no par value, unlimited authorization	10,523,906	537,833	39,558
Net Assets	$102,802	$5,056	$387

Class R6
Net asset value (net assets/shares outstanding), offering price and redemption per share .	$9.77	$—	$9.80
Shares of beneficial interest outstanding, no par value, unlimited authorization	10,448	—	8,815,429
Net Assets	$102	$—	$86,395

(1) Investment in unaffiliated securities at cost	$102,916	$5,610	$88,930
(2) Foreign currency at cost	1,455	—	—
(3) Proceeds from written options.	(238)	—	—
(4) Proceeds from securities sold short	—	—	(4,135)
(5) Includes premiums paid on centrally cleared credit default swaps	783	—	—

* Redemption price per share is equal to the Net Asset Value per share, less any applicable contingent deferred sales charges.

Footnote Legend:

(a)	Amount is less than $500.

See Notes to Financial Statements

VIRTUS ALTERNATIVE SOLUTIONS TRUST

STATEMENTS OF OPERATIONS

YEAR ENDED OCTOBER 31, 2017

($ reported in thousands)
	Aviva Multi- Strategy Target Return Fund	Duff & Phelps Select MLP and Energy Fund		Newfleet Credit Opportunities Fund
Investment Income
Dividends	$ 498	$ 241		$ 79
Less return of capital distributions (Note 2B)	—	(150)		—
Interest	1,480	—		5,493
Foreign taxes withheld	(82)	(3)		—

Total investment income	1,896	88		5,572

Expenses
Investment advisory fees	1,543	57		708
Distribution and service fees, Class A	10	1		5
Distribution and service fees, Class C	35	1		2
Administration and sub-administration fees	240	98		185
Transfer agent fees and expenses	122	3		45
Registration fees	68	49		59
Printing fees and expenses	55	6		38
Professional fees	68	40		61
Trustees’ fees and expenses	9	—	(a)	3
Commitment fees	—	—		21
Miscellaneous expenses	132	—	(a)	100

Total expenses	2,282	255		1,227

Dividend and interest expense on securities sold short	—	—		6

Total expenses, including dividend and interest expense on securities sold short	2,282	255		1,233

Less expenses reimbursed and/or waived by investment adviser	(525)	(179)		(217)

Net expenses	1,757	76		1,016

Net investment income	139	12		4,556

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	(2,726)	69		3,647
Net realized gain (loss) on forward foreign currency transactions	349	—		47
Net realized gain (loss) on foreign currency transactions	(190)	—		16
Net realized gain (loss) on futures	3,653	—		—
Net realized gain (loss) on written options	598	—		—
Net realized gain (loss) on swaps	311	—		(88)
Net change in unrealized appreciation (depreciation) on investments	(98)	(100)		(3,063)
Net change in unrealized appreciation (depreciation) on securities sold short	—	—		(302)
Net change in unrealized appreciation (depreciation) on forward foreign currency transactions	(759)	—		(47)
Net change in unrealized appreciation (depreciation) on foreign currency transactions	(19)	—		6
Net change in unrealized appreciation (depreciation) on futures	(24)	—		—
Net change in unrealized appreciation (depreciation) on written options	356	—		—
Net change in unrealized appreciation (depreciation) on swaps	(567)	—		—

Net gain (loss) on investments	884	(31)		216

Net increase (decrease) in net assets resulting from operations	$ 1,023	$ (19)		$ 4,772

Footnote Legend:

(a)	Amount is less than $500.

See Notes to Financial Statements

VIRTUS ALTERNATIVE SOLUTIONS TRUST

STATEMENTS OF CHANGES IN NET ASSETS

($ reported in thousands)
	Aviva Multi-Strategy Target Return Fund			Duff & Phelps Select MLP and Energy Fund
	Year Ended October 31, 2017		Year Ended October 31, 2016	Year Ended October 31, 2017	Year Ended October 31, 2016
INCREASE/(DECREASE) IN NET ASSETS
From Operations
Net investment income (loss)	$139		$(481)	$12	$42
Net realized gain (loss)	1,995		(2,507)	69	(161)
Net change in unrealized appreciation (depreciation)	(1,111)		834	(100)	133

Increase (decrease) in net assets resulting from operations	1,023		(2,154)	(19)	14

From Distributions to Shareholders
Net investment income, Class A	(12)		(3)	(3)	(1)
Net investment income, Class C	—		(1)	(1)	(1)
Net investment income, Class I	(559)		(113)	(56)	(46)
Net investment income, Class R6	(1)		—	—	—
Net realized short-term gains, Class A	—		(6)	—	—
Net realized short-term gains, Class C	—		(3)	—	—
Net realized short-term gains, Class I	—		(195)	—	—
Net realized long-term gains, Class A	(4)		(2)	—	—
Net realized long-term gains, Class C	—		(1)	—	—
Net realized long-term gains, Class I	(175)		(67)	—	—
Net realized long-term gains, Class R6	—	(a)	—	—	—
Return of Capital, Class A	—		—	(3)	(2)
Return of Capital, Class C	—		—	(1)	(1)
Return of Capital, Class I	—		—	(54)	(50)

Decrease in net assets from distributions to shareholders	(751)		(391)	(118)	(101)

From Share Transactions (See Note 6)
Change in net assets from share transactions, Class A	(1,995)		4,123	121	120
Change in net assets from share transactions, Class C	(2,030)		4,322	19	31
Change in net assets from share transactions, Class I	(10,779)		62,309	439	129
Change in net assets from share transactions, Class R6	101		—	—	—

Increase (decrease) in net assets from share transactions	(14,703)		70,754	579	280

Net increase (decrease) in net assets	(14,431)		68,209	442	193
Net Assets
Beginning of period.	122,845		54,636	5,092	4,899

End of period	$108,414		$122,845	$5,534	$5,092

Accumulated undistributed net investment income (loss) at end of period	$(113)		$(614)	$(93)	$(26)

Footnote Legend:

(a)	Amount is less than $500.

See Notes to Financial Statements

VIRTUS ALTERNATIVE SOLUTIONS TRUST

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

($ reported in thousands)
	Newfleet Credit Opportunities Fund
	Year Ended October 31, 2017	Year Ended October 31, 2016
INCREASE/(DECREASE) IN NET ASSETS
From Operations
Net investment income (loss)	$4,556	$2,729
Net realized gain (loss)	3,622	(2,602)
Net change in unrealized appreciation (depreciation)	(3,406)	3,814

Increase (decrease) in net assets resulting from operations	4,772	3,941

From Distributions to Shareholders
Net investment income, Class A	(100)	(8)
Net investment income, Class C	(9)	(4)
Net investment income, Class I	(61)	(11)
Net investment income, Class R6	(5,095)	(3,610)

Decrease in net assets from distributions to shareholders	(5,265)	(3,633)

From Share Transactions (See Note 6)
Change in net assets from share transactions, Class A	1,611	147
Change in net assets from share transactions, Class C	56	48
Change in net assets from share transactions, Class I	(35)	305
Change in net assets from share transactions, Class R6	(8,099)	(1,365)

Increase (decrease) in net assets from share transactions	(6,467)	(865)

Net increase (decrease) in net assets	(6,960)	(557)
Net Assets
Beginning of period	95,794	96,351

End of period	$88,834	$95,794

Accumulated undistributed net investment income (loss) at end of period	$427	$(329)

See Notes to Financial Statements

VIRTUS ALTERNATIVE SOLUTIONS TRUST

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING

THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Short-term and Long- term Gains	Return of Capital	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in thousands)	Ratio of Net Expenses (including dividend expense on securities sold short and interest expense on securities sold short after expense waivers and reimbursements) to Average Net Assets	Ratio of Total Expenses (before expense waivers and reimbursements) to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
Aviva Multi-Strategy Target Return Fund
Class A
10/31/17	$9.71	$(0.01)	$0.07	$ 0.06	$ (0.01)	$ (0.02)	$ —	$ (0.03)	$ 0.03	$9.74	0.63%	$2,873	1.69%	2.14%	(0.09)%	106%
10/31/16	10.02	(0.06)	(0.19)	(0.25)	(0.02)	(0.04)	—	(0.06)	(0.31)	9.71	(2.51)	4,847	1.72(3)(4)	2.31	(0.65)	129
10/31/15(5)	10.00	(0.04)	0.06	0.02	—	—	—	—	0.02	10.02	0.20(6)	863	1.80(7)	4.07(7)	(1.40)(7)	1(6)
Class C
10/31/17	9.62	(0.08)	0.07	(0.01)	—	—	—	—	(0.01)	9.61	(0.10)	2,637	2.44	2.89	(0.85)	106
10/31/16	10.00	(0.13)	(0.20)	(0.33)	(0.01)	(0.04)	—	(0.05)	(0.38)	9.62	(3.26)	4,655	2.46(3)(4)	3.09	(1.40)	129
10/31/15(5)	10.00	(0.06)	0.06	—	—	—	—	—	—	10.00	0.00(6)	448	2.55(7)	4.63(7)	(2.15)(7)	1(6)
Class I
10/31/17	9.74	0.02	0.07	0.09	(0.04)	(0.02)	—	(0.06)	0.03	9.77	0.92	102,802	1.44	1.88	0.16	106
10/31/16	10.03	(0.04)	(0.19)	(0.23)	(0.02)	(0.04)	—	(0.06)	(0.29)	9.74	(2.30)	113,343	1.47(3)(4)	2.08	(0.41)	129
10/31/15(5)	10.00	(0.03)	0.06	0.03	—	—	—	—	0.03	10.03	0.30(6)	53,325	1.55(7)	3.24(7)	(1.15)(7)	1(6)
Class R6
10/31/17(8)	9.65	0.02	0.16	0.18	(0.04)	(0.02)	—	(0.06)	0.12	9.77	1.87(6)	102	1.39(7)	1.84(7)	0.21(7)	106(6)
Duff & Phelps Select MLP and Energy Fund
Class A
10/31/17	$9.57	$0.00(9)	$0.02	$ 0.02	$ (0.10)	$ —	$ (0.10)	$ (0.20)	$ (0.18)	$9.39	0.06%	$333	1.55%	4.75%	0.01%	32%
10/31/16	9.79	0.06	(0.10)	(0.04)	(0.08)	—	(0.10)	(0.18)	(0.22)	9.57	(0.17)	226	1.56(3)	6.20	0.69	33
10/31/15(10)	10.00	0.01	(0.22)	(0.21)	—	—	—	—	(0.21)	9.79	(2.10)(6)	102	1.55(7)	10.70(7)	1.00(7)	0(6)
Class C
10/31/17	9.54	(0.07)	0.01	(0.06)	(0.02)	—	(0.10)	(0.12)	(0.18)	9.36	(0.69)	145	2.30	5.47	(0.74)	32
10/31/16	9.78	(0.01)	(0.09)	(0.10)	(0.04)	—	(0.10)	(0.14)	(0.24)	9.54	(0.93)	128	2.31(3)	6.93	(0.06)	33
10/31/15(10)	10.00	— (9)	(0.22)	(0.22)	—	—	—	—	(0.22)	9.78	(2.20)(6)	98	2.30(7)	11.41(7)	0.25(7)	0(6)
Class I
10/31/17	9.58	0.03	0.01	0.04	(0.12)	—	(0.10)	(0.22)	(0.18)	9.40	0.27	5,056	1.30	4.46	0.26	32
10/31/16	9.79	0.08	(0.09)	(0.01)	(0.10)	—	(0.10)	(0.20)	(0.21)	9.58	0.10	4,738	1.31(3)	5.95	0.94	33
10/31/15(10)	10.00	0.02	(0.23)	(0.21)	—	—	—	—	(0.21)	9.79	(2.10)(6)	4,699	1.30(7)	10.41(7)	1.25(7)	0(6)

See Notes to Financial Statements

VIRTUS ALTERNATIVE SOLUTIONS TRUST

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING

THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Return of Capital	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(2)		Net Assets, End of Period (in thousands)	Ratio of Net Expenses (including dividend and interest expense on securities sold short after expense waivers and reimbursements) to Average Net Assets		Ratio of Total Expenses (before expense waivers and reimbursements) to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate
Newfleet Credit Opportunities Fund
Class A
10/31/17	$9.85	$0.45	$0.02	$0.47	$(0.53)	$—	$(0.53)	$(0.06)	$9.79	4.80%		$1,851	1.36	%(11)	1.65%		4.54%		141%
10/31/16	9.83	0.25	0.12	0.37	(0.35)	—	(0.35)	0.02	9.85	3.88		249	1.47	(3)(11)	1.95		2.56		66
10/31/15(12)	10.00	0.06	(0.19)	(0.13)	(0.04)	—	(0.04)	(0.17)	9.83	(1.29	)(6)	99	1.35	(7)	1.77	(7)	1.59	(7)	21(6)
Class C
10/31/17	9.84	0.38	0.01	0.39	(0.46)	—	(0.46)	(0.07)	9.77	3.99		201	2.11	(11)	2.37		3.79		141
10/31/16	9.82	0.17	0.13	0.30	(0.28)	—	(0.28)	0.02	9.84	3.16		147	2.24	(3)(11)	2.67		1.80		66
10/31/15(12)	10.00	0.03	(0.19)	(0.16)	(0.02)	—	(0.02)	(0.18)	9.82	(1.62	)(6)	98	2.10	(7)	2.52	(7)	0.84	(7)	21(6)
Class I
10/31/17	9.86	0.48	(0.01)	0.47	(0.55)	—	(0.55)	(0.08)	9.78	4.81		387	1.11	(11)	1.30		4.79		141
10/31/16	9.83	0.27	0.13	0.40	(0.37)	—	(0.37)	0.03	9.86	4.24		458	1.22	(3)(11)	1.67		2.81		66
10/31/15(12)	10.00	0.07	(0.19)	(0.12)	(0.05)	—	(0.05)	(0.17)	9.83	(1.21	)(6)	149	1.10	(7)	1.53	(7)	1.84	(7)	21(6)
Class R6
10/31/17	9.86	0.48	0.02	0.50	(0.56)	—	(0.56)	(0.06)	9.80	5.12		86,395	1.07	(11)	1.32		4.85		141
10/31/16	9.83	0.28	0.12	0.40	(0.37)	—	(0.37)	0.03	9.86	4.24		94,940	1.15	(3)(11)	1.64		2.89		66
10/31/15(12)	10.00	0.08	(0.20)	(0.12)	(0.05)	—	(0.05)	(0.17)	9.83	(1.21	)(6)	96,005	1.04	(7)	1.52	(7)	1.90	(7)	21(6)

Footnote Legend

(1)	Computed using average shares outstanding.
(2)	Sales charges, where applicable, are not reflected in the total return calculation.
(3)	Net expense ratio includes extraordinary proxy expenses.
(4)	Ratio shown is a blended expense ratio due to expense limit change (See Note 4).
(5)	Inception date July 20, 2015.
(6)	Not annualized.
(7)	Annualized.
(8)	Inception date November 3, 2016.
(9)	Amount is less than $0.005 or 0.005%.
(10)	Inception date September 9, 2015.
(11)	The ratio of net expenses to average net assets excluding dividend and interest expense on securities sold short for the Newfleet Credit Opportunities Fund for Class A is 1.35%, for Class C is 2.10%, for Class I is 1.10% and for Class R6 is 1.06% and 1.04% for the years ended October 31, 2017 and October 31, 2016, respectively.
(12)	Inception date June 5, 2015.

See Notes to Financial Statements

VIRTUS ALTERNATIVE SOLUTIONS TRUST

NOTES TO FINANCIAL STATEMENTS

October 31, 2017

Note 1. Organization

Virtus Alternative Solutions Trust (the “Trust”) is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. As of the date of this report the Trust is comprised of three non-diversified funds (Aviva Multi-Strategy Target Return Fund, Duff & Phelps Select MLP and Energy Fund and Newfleet Credit Opportunities Fund) each having a distinct investment objective(s) outlined below.

The Funds have the following investment objectives:

Investment Objective(s)
Aviva Multi-Strategy Target Return Fund	Long-term total return
Duff & Phelps Select MLP and Energy Fund	Total return with a secondary objective of income
Newfleet Credit Opportunities Fund	Total return with a secondary objective of income

There is no guarantee that a Fund will achieve its objective(s).

All of the Funds offer Class A shares, Class C shares and Class I shares.

Effective November 3, 2016, the Aviva Multi-Strategy Target Return Fund began offering Class R6 shares. The Newfleet Credit Opportunities Fund also offers Class R6 shares.

Class A shares are sold with a front-end sales charge of up to 5.75% (3.75% for Newfleet Credit Opportunities Fund) with some exceptions. Generally, Class A shares are not subject to any charges by the Funds when redeemed; however, a 1% contingent deferred sales charge (“CDSC”) may be imposed on certain redemptions made within a certain period following purchases on which a finder’s fee has been paid. The period for which such CDSC applies for the Funds is 18 months. The CDSC period begins on the last day of the month preceding the month in which the purchase was made.

Class C shares are generally sold with a 1% CDSC, applicable if redeemed within one year of purchase. Class I shares and Class R6 shares are sold without a front-end sales charge or CDSC.

Class R6 shares are available only to the following investors without a minimum initial investment or minimum additional purchases: certain employer-sponsored retirement plans, including Section 401(k), 403(b) and 457, profit-sharing, money purchase pension and defined benefit plans and nonqualified deferred compensation plans, in each case provided that plan level or omnibus accounts are held on the books of the Fund. Other institutional investors may be permitted to purchase Class R6 shares subject to the Fund’s determination of eligibility and may be subject to a minimum initial investment requirement. Class R6 shares do not carry sales commissions or pay Rule 12b-1 fees. No compensation, administrative payments, sub-transfer agency payments or service payments are paid to brokers or other entities from Fund assets or the Funds’ distributor’s or an affiliate’s resources on sales of or investments in Class R6 shares.

Virtus Mutual Funds may impose an annual fee on accounts having balances of less than $2,500. The small account fee may be waived in certain circumstances, as disclosed in the prospectus and/or statement of additional information. The fees collected will be used to offset certain expenses of the Funds.

Each class of shares has identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution and/or service fees under a Rule 12b-1 and/or shareholder service plan (“12b-1 plan”) approved by the Board and has exclusive voting rights with respect to such plan(s). Class I and Class R6 shares are not subject to a 12b-1 plan. Income and other expenses as well as realized and unrealized gains and losses of each Fund are borne pro rata by the holders of each class of shares.

Note 2. Significant Accounting Policies

The Trust is an investment company that follows the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to Investment Companies. The following is a summary of the significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates, and those differences could be significant.

A. Security Valuation

Security valuation procedures for each Fund, which include nightly price variance as well as back-testing items such as bi-weekly unchanged price, monthly secondary source and transaction analysis, have been approved by the Board. All internally fair valued securities are approved by a valuation committee appointed by the Board (the “Valuation Committee”). The Valuation Committee is comprised of certain members of management as identified to the Board, and convenes independently from portfolio management. All internally fair valued securities are updated daily and reviewed in detail by the Valuation Committee monthly unless changes occur within the period. The Valuation Committee reviews the validity of any model inputs and any changes to the model. Fair valuations are reviewed by the Board at least quarterly.

Each Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. Each Fund’s policy is to recognize transfers between levels at the end of the reporting period.

●	Level 1 —	quoted prices in active markets for identical securities (security types generally include listed equities)

VIRTUS ALTERNATIVE SOLUTIONS TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2017

●	Level 2 —	prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 —	prices determined using significant unobservable inputs (including the Valuation Committee’s own assumptions in determining the fair value of investments)

A description of the valuation techniques applied to a Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:

Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded, or if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity securities and private placements that are not widely traded, are illiquid or are internally fair valued by the Valuation Committee, are generally categorized as Level 3 in the hierarchy.

Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that a Fund calculates its net asset value (“NAV”) at the close of regular trading on the New York Stock Exchange (“NYSE”) (generally, 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases the Funds fair value non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as ADRs, financial futures, ETFs and certain indexes as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.

Debt securities, including restricted securities, are valued based on evaluated quotations received from independent pricing services or from dealers who make markets in such securities. For most bond types, the pricing service utilizes matrix pricing that considers one or more of the following factors: yield or price of bonds of comparable quality, coupon, maturity, current cash flows, type, and current day trade information, as well as dealer supplied prices. These valuations are generally categorized as Level 2 in the hierarchy. Structured debt instruments such as mortgage-backed and asset-backed securities may also incorporate collateral analysis and utilize cash flow models for valuation and are generally categorized as Level 2 in the hierarchy. Pricing services do not provide pricing for all securities and therefore indicative bids from dealers are utilized which are based on pricing models used by market makers in the security and are generally categorized as Level 2 in the hierarchy. Debt securities that are not widely traded, or are internally fair valued by the Valuation Committee are generally categorized as Level 3 in the hierarchy.

Claims are valued by brokers based on pricing models that take into account, among other factors, both cash and non-cash assets. The valuation is derived from expected cash flow of the claims and the non-cash assets, which include all real estate, private equity or other securities within the estate. To the extent that these inputs are observable, the values of the claims are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Listed derivatives that are actively traded are valued at the last posted settlement price from the exchange where they are principally traded and are categorized as Level 1 in the hierarchy. Over-the-counter (OTC) derivative contracts, which include forward currency contracts, swaps, swaptions, options and equity linked instruments, are valued based on model prices provided by independent pricing services or from dealer quotes. Depending on the derivative type and the specific terms of the transaction, these models vary and include observable inputs in actively quoted markets including but not limited to: underlying reference entity details, indices, spreads, interest rates, yield curves, dividend and exchange rates. These instruments are generally categorized as Level 2 in the hierarchy. Centrally cleared swaps listed or traded on a bilateral or trade facility platform, such as a registered exchange, are valued at the last posted settlement price determined by the respective exchange. These securities are generally categorized as Level 2 within the hierarchy.

Investments in open-end mutual funds are valued at NAV. Investments in closed-end mutual funds are valued as of the close of regular trading on the NYSE each business day. Both are categorized as Level 1 in the hierarchy.

A summary of the inputs used to value the Funds’ net assets by each major security type is disclosed at the end of the Schedule of Investments for each Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

B. Security Transactions, Investment Income and Return of Capital Estimates

Security transactions are recorded on the trade date. Realized gains and losses from sales of securities are determined on the identified cost basis. Dividend income is recognized on the ex-dividend date or, in the case of certain foreign securities, as soon as a Fund is notified. Interest income is recorded on the accrual basis. Each Fund amortizes premiums and accretes discounts using the effective interest method.

Dividend income from REIT and MLP investments is recorded using management’s estimate of the percentage of income included in distributions received from such investments based on historical information and other industry sources. The return of capital portion of the estimate is a reduction to investment income and a reduction in the cost basis of each investment which increases net realized gain (loss) and net change in unrealized appreciation (depreciation). If the return of capital distributions exceed its cost basis, the distributions are treated as realized gains. The Duff & Phelps Select MLP and Energy Fund invests in MLPs that make distributions that are primarily attributable to return of capital. The actual amounts of income, return of capital, and capital gains are only determined by each REIT and MLP after its fiscal year-end, and may differ from the estimated amounts.

VIRTUS ALTERNATIVE SOLUTIONS TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2017

C Income Taxes

Each Fund is treated as a separate taxable entity. It is the intention of each Fund in the Trust to comply with the requirements of Subchapter M of the Internal Revenue Code and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes or excise taxes has been made.

Certain Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Each Fund will accrue such taxes and recoveries as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which it invests.

Management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. As of October 31, 2017, the tax years that remain subject to examination by the major tax jurisdictions under the statute of limitations are from the year 2015 forward (with limited exceptions).

D. Distributions to Shareholders

Distributions are recorded by each Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations that may differ from U.S. GAAP.

E. Expenses

Expenses incurred together by a Fund and other affiliated mutual funds are allocated in proportion to the net assets of each such fund, except where allocation of direct expenses to each fund or an alternative allocation method can be more appropriately used.

In addition to the net annual operating expenses that a Fund bears directly, the shareholders of a Fund indirectly bear the pro-rata expenses of any underlying mutual funds in which a Fund invests.

F. Foreign Currency Translation

Non-U.S. investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement date of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and the date it is paid is treated as a gain or loss on foreign currency. The Funds do not isolate that portion of the results of operations arising from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

G. When-issued Purchases and Forward Commitments (Delayed Delivery)

Certain Funds may engage in when-issued or forward commitment transactions. Transactions on a when-issued or forward commitment basis are also known as delayed delivery transactions. Delayed delivery transactions involve a commitment by a Fund to purchase or sell a security at a future date (ordinarily up to 90 days later). When-issued or forward commitments enable a Fund to lock in what is believed to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. Each Fund records when-issued and delayed delivery securities on the trade date. Each Fund maintains collateral for the securities purchased. Securities purchased on a when-issued or delayed delivery basis begin earning interest on the settlement date.

H. Short Sales

Certain Funds may sell securities short. A short sale is a transaction in which a Fund sells a security it does not own in anticipation of a decline in market price. To sell a security short, a Fund must borrow the security. The Fund’s obligation to replace the security borrowed and sold short will be fully collateralized at all times by the proceeds from the short sale retained by the broker and by cash and securities deposited in a segregated account with the Fund’s custodian. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will realize a loss, and if the price declines during the period, the Fund will realize a gain. Any realized gain will be decreased, and any realized loss increased, by the amount of transaction costs. On ex-dividend date, dividends on short sales are recorded as an expense to the Fund.

In accordance with the terms of its prime brokerage agreement, Newfleet Credit Opportunities Fund may receive rebate income or be charged a fee on borrowed securities which is under Interest expense on securities sold short on the Statements of Operations. Such income or fee is calculated on a daily basis based upon the market value of each borrowed security and a variable rate that is dependent upon the availability of such security.

I. Loan Agreements

Certain Funds may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. Loan agreements are generally non-investment grade, and often involve borrowers that are highly leveraged. A Fund may invest in obligations of borrowers who are in bankruptcy proceedings. Loan agreements are typically senior in the corporate capital structure of the borrower. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties.

VIRTUS ALTERNATIVE SOLUTIONS TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2017

When investing in loan participations, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan participation and only upon receipt by the lender of payments from the borrower. A Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When a Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan.

A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. Loan agreements may involve foreign borrowers and investments may be denominated in foreign currencies. Direct indebtedness of emerging countries involves a risk that the government entities responsible for the repayment of the debt may be unable, or unwilling, to pay the principal and interest when due.

The loan agreements have floating rate loan interests which generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally LIBOR (London Interbank Offered Rate), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. When a loan agreement is purchased a Fund may pay an assignment fee. On an ongoing basis, a Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan agreement. Prepayment penalty fees are received upon the prepayment of a loan agreement by a borrower. Prepayment penalty, facility, commitment, consent and amendment fees are recorded to income as earned or paid.

Note 3. Derivative Financial Instruments

Disclosures about derivative instruments and hedging activities are intended to enable investors to understand how and why a Fund uses derivatives, how derivatives are accounted for, and how derivative instruments affect a Fund’s results of operations and financial position. Summarized below are such disclosures and accounting policies for each specific type of derivative instrument used by certain Funds.

A. Futures Contracts

A futures contract is an agreement between two parties to purchase (long) or sell (short) a security at a set price for delivery on a future date. Upon entering into a futures contract, a Fund is required to pledge to the broker an amount of cash and/or securities equal to the “initial margin” requirements of the futures exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund for financial statement purposes on a daily basis as unrealized appreciation or depreciation. When the contract expires or is closed, gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed is realized. This is presented in the Statement of Operations as net realized gain (loss) on futures contracts.

During the fiscal year, Aviva Multi-Strategy Target Return Fund utilized futures to optimize performance by gaining exposure to broad markets or to hedge the risk of securities within the portfolios. The potential risks of doing so are that 1) the use of futures may result in larger losses or smaller gains than the use of more traditional investments, 2) the prices of futures and the price movements of the securities that the future is intended to simulate may not correlate well, 3) the Fund’s success in using futures will be dependent upon the subadviser’s ability to correctly predict such price movements, 4) liquidity of futures can be adversely affected by market factors, and the prices of such securities may move in unexpected ways, and 5) if the Fund cannot close out a futures position, it may be compelled to continue to make daily cash payments to the broker to meet margin requirements, thus increasing transaction costs. Futures contracts outstanding at period end, if any, are listed after each Fund’s Schedule of Investments.

B. Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Forward foreign currency exchange contracts, when used by a Fund, help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated. The contract is marked-to-market daily, and the change in market value is recorded by the Fund as an unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of forward foreign currency exchange contracts involves the risk that the value of the contract changes unfavorably due to movements in the value of the referenced foreign currencies. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without the delivery of foreign currency.

During the fiscal year, Aviva Multi-Strategy Target Return Fund entered into forward foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to, or hedge exposure away from, foreign currencies (foreign currency exchange rate risk). Forward foreign currency contracts outstanding at period end, if any, are listed after each Fund’s Schedule of Investments.

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NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2017

C. Options Contracts

An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price. Certain Funds may purchase or write both put and call options on portfolio securities. A Fund doing so is subject to equity price risk and/or foreign currency risk in the normal course of pursuing its investment objectives.

When a Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When a Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. Holdings of the Fund designated to cover outstanding written options are noted in the Schedules of Investments. Purchased options are reported as an asset within “Investment securities at value” in the Statement of Assets and Liabilities. Written options are reported as a liability within “Written options at value”. Changes in value of the purchased option are included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations. Changes in value of written options are included in “Net change in unrealized appreciation (depreciation) on written options” in the Statement of Operations.

If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in “Net realized gain (loss) on investments” in the Statement of Operations. Gain or loss on written options is presented separately as “Net realized gain (loss) on written options” in the Statement of Operations.

The risk in writing call options is that the Fund gives up the opportunity for profit if the market price/foreign currency rate of the referenced security/currency increases and the option is exercised. The risk in writing put options is that the Fund may incur a loss if the market price/foreign currency rate of the referenced security/currency decreases and the option is exercised. The risk in buying options is that the Fund pays a premium whether or not the option is exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. Writers (sellers) of options are subject to unlimited risk of loss, as the seller will be obligated to deliver or take delivery of the security at a predetermined price which may, upon exercise of the option, be significantly different from the then-market value.

During the fiscal year, Aviva Multi-Strategy Target Return Fund used options contracts to hedge against market and idiosyncratic risk or to reduce portfolio volatility.

D. Swaps

Certain Funds enter into swap agreements, in which the Fund and a counterparty agree either to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”). The value of the swap is reflected on the Statements of Assets and Liabilities as “Swaps at value”. Swaps are marked-to-market daily and changes in value are recorded as “Net change in unrealized appreciation (depreciation) on swaps” in the Statements of Operations.

Any upfront premiums paid are recorded as assets and any upfront fees received are recorded as liabilities and are shown under “Swaps at value” in the Statements of Assets and Liabilities and are amortized over the term of the swap. When a swap is terminated, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contracts is the unamortized premium received or paid. Cash settlements between the Fund and the counterparty are recognized as “Net realized gain (loss) on swaps” in the Statements of Operations. Swap contracts outstanding at period end, if any, are listed after each Fund’s Schedule of Investments.

In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is submitted to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through a clearing broker. Upon entering into a centrally cleared swap, a Fund is required to deposit initial margin with the clearing broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap.

Securities deposited as margin are designated on the Schedules of Investments and cash deposited is recorded on the Statements of Assets and Liabilities as “Cash pledged as collateral for swaps”.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Credit default swaps – A Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the protection seller to make specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on a combination or basket of single-name issuers are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the protection seller to make specific payment should a negative credit event take place with respect to any of the referenced entities (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occurs. As a buyer, if an underlying credit event occurs, the Fund will either receive from the seller an amount equal to the notional amount of the swap and deliver the

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NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2017

referenced security or underlying securities comprising the index or receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. The Funds may enter into credit default swaps to manage their exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed (credit risk).

During the fiscal year, Aviva Multi-Strategy Target Return Fund utilized both single name credit default swaps and credit index swaps to gain exposure to short individual securities or to gain exposure to a credit or asset-backed index.

Total return swaps – Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. Certain Funds may enter into total return swaps to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk).

Certain Funds may enter into equity basket swaps to obtain exposure to a portfolio of long and short securities. Under the terms of the agreement, the swap is designed to function as a portfolio of direct investments in long and short equity or fixed income positions. This means that the Fund has the ability to trade in and out of long and short positions within the swap and will receive all of the economic benefits and risks equivalent to direct investments in these positions such as: capital appreciation (depreciation), corporate actions, and dividends and interest received and paid, all of which are reflected in the swap value. The swap value also includes interest charges and credits related to the notional values of the long and short positions and cash balances within the swap. These interest charges and credits are based on defined market rates plus or minus a specified spread and are referred to herein as “financing costs”. Positions within the swap are reset periodically, and financing costs are reset monthly.

During a reset, any unrealized gains (losses) on positions and accrued financing costs become available for cash settlement between the Fund and the swap counterparty. Cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of the Fund and the counterparty, over the life of the agreement, and is generally determined based on limits and thresholds established as part of the ISDA Master Agreement (defined below in “Derivative Risks”) between the Fund and the counterparty.

The value of the swap is derived from a combination of (i) the net value of the underlying positions, which are valued daily using the last sale or closing prices on the principal exchange on which the securities are traded; (ii) financing costs; (iii) the value of dividends or accrued interest; (iv) cash balances within the swap; and (v) other factors, as applicable. The swap involves additional risks than if the Fund has invested in the underlying positions directly, including: the risk that changes in the swap may not correlate perfectly with the underlying long and short securities; credit risk related to the counterparty’s failure to perform under contract terms; and liquidity risk related to the lack of a liquid market for the swap contract, which may limit the ability of the Fund to close out its position(s).

During the fiscal year, Aviva Multi-Strategy Target Return Fund utilized total return swaps to gain exposure to broad markets or to hedge the risk of individual securities within the portfolios, obtain long or short exposure to the underlying reference instrument, obtain leverage and gain exposure to restricted markets in order to avoid the operational burden of ownership filing requirements. Swap Baskets were entered into to implement custom index exposure in one convenient trading instrument.

Interest rate swaps – Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Certain Funds may enter into interest rate swaps to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds which may decrease when interest rates rise (interest rate risk).

During the fiscal year, Aviva Multi-Strategy Target Return Fund utilized interest rate swaps to gain exposure to interest rates or to hedge interest rate risk within its portfolio.

Inflation swaps – Inflation swaps are contracts in which one party agrees to pay the cumulative percentage increase in a price index (e.g., the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), while the other pays a compounded fixed rate. One factor that may lead to changes in the values of inflation swaps is a change in real interest rates, which are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, which may lead to a decrease in value of an inflation swap. Certain Funds may enter into inflation swaps to hedge the inflation risk associated with non-inflation indexed investments, thereby creating “synthetic” inflation-indexed investments.

During the fiscal year, Aviva Multi-Strategy Target Return Fund utilized inflation swaps to hedge inflation risk within its portfolio or to gain exposure to the impact of inflation.

Variance swaps – Variance swaps are contracts in which two parties agree to exchange cash payments based on the difference between the stated level of variance and the actual variance realized on an underlying asset or index. Certain Funds may enter into variance swaps in an attempt to hedge equity market risk or adjust exposure to the equity markets.

During

the fiscal year, Aviva Multi-Strategy Target Return Fund utilized variance swaps to capitalize on volatility in the equity markets.

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NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2017

The following is a summary of derivative instruments categorized by primary risk exposure as of October 31, 2017:

	Fair Values of Derivative Financial Instruments as of October 31, 2017

	Derivative Assets
		Aviva Multi-Strategy Target Return Fund
	Statements of Assets and
Primary Risk	Liabilities Location	Value
Interest rate contracts	Investment in securities at value[1]; Swaps at value	$2,227

Foreign currency exchange contracts	Investment in securities at value[1]; Unrealized appreciation on forward foreign currency exchange contracts; Swaps at value	2,784

Equity contracts	Net unrealized appreciation (depreciation) on investments[2]; Investment in securities at value[1]; Swaps at value	3,575

Credit contracts	Swaps at value	959

Total		$9,545

1 Includes purchased options and swaptions at value as reported in the Schedules of Investments.

2 Includes cumulative appreciation (depreciation) on futures contracts and purchased options at value as reported in the Schedules of Investments. For futures contracts only current day’s variation margin is reported within the Statements of Assets and Liabilities.

	Fair Values of Derivative Financial Instruments as of October 31, 2017

	Derivative Liabilities
		Aviva Multi-Strategy Target Return Fund
	Statements of Assets and
Primary Risk	Liabilities Location	Value
Interest rate contracts	Investment in securities at value; Net unrealized appreciation (depreciation) on investments[1]; Swaps at value	$905

Foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts	608

Equity contracts	Written options at value; Net unrealized appreciation (depreciation) on investments[1]; Swaps at value	3,656

Credit contracts	Swaps at value	—

Total		$5,169

1 Includes cumulative appreciation (depreciation) on futures contracts and purchased options at value as reported in the Schedules of Investments. For futures contracts only current day’s variation margin is reported within the Statements of Assets and Liabilities.

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NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2017

The Effect of Derivative Financial Instruments in the Statement of Operations
Year Ended October 31, 2017
Net Realized Gain (Loss) From
	Aviva Multi-Strategy Target Return Fund	Newfleet Credit Opportunities Fund
Interest rate contracts:
Futures contracts[1]	$1,367	$ —
Purchased options[2]	(153)	—
Swaps[3]	(72)	—
Foreign currency exchange contracts:
Forward foreign currency transactions[4]	349	47
Purchased options[2]	(1,011)	—
Written options[5]	350	—
Swaps[3]	(319)	—
Equity contracts:
Futures contracts[1]	2,286	—
Purchased options[2]	(582)	—
Written options[5]	248	—
Swaps[3]	(202)	—
Credit contracts:
Swaps[3]	904	(88)

Total	$3,165	$(41)

1 Included in net realized gain (loss) on futures within the Statement of Operations.

2 Included in net realized gain (loss) on investments within the Statement of Operations.

3 Included in net realized gain (loss) on swaps within the Statement of Operations.

4 Included in net realized gain (loss) on foreign forward currency transactions within the Statement of Operations.

5 Included in net realized gain (loss) on written options within the Statement of Operations.

The Effect of Derivative Financial Instruments in the Statement of Operations
Year Ended October 31, 2017
Net Change in Unrealized Appreciation/(Depreciation) on
	Aviva Multi-Strategy Target Return Fund	Newfleet Credit Opportunities Fund
Interest rate contracts:
Futures contracts[1]	$ (447)	$ —
Purchased swaptions[2]	(171)	—
Swaps[3]	(25)	—
Foreign currency exchange contracts:
Forward foreign currency transactions[4]	(759)	(47)
Purchased options[2]	190	—
Written options[5]	(4)	—
Swaps[3]	10	—
Equity contracts:
Futures contracts[1]	423	—
Purchased options[2]	(335)	—
Written options[5]	360	—
Swaps[3]	(866)	—
Credit contracts:
Swaps[3]	314	—

Total	$(1,310)	$(47)

1 Included in net change in unrealized appreciation (depreciation) on futures within the Statement of Operations.

2 Included in net change in unrealized appreciation (depreciation) on investments within the Statement of Operations.

3 Included in net change in unrealized appreciation (depreciation) on swaps within the Statement of Operations.

4 Included in net change in unrealized appreciation (depreciation) on forward foreign currency transactions within the Statement of Operations.

5 Included in net change in unrealized appreciation (depreciation) on written options within the Statement of Operations.

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NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2017

The quarterly average values (unless otherwise specified) of the derivatives held by the funds in the table shown below indicate the volume of derivative activity for each applicable Fund for the year ended October 31, 2017.

	Aviva Multi-Strategy Target Return Fund	Newfleet Credit Opportunities Fund
Purchased Options[1]	$3,852	$—
Purchased Swaptions[1]	1,769	—
Written Options[2]	(672)	—
Futures Contracts-Long Positions[3]	516	—
Futures Contracts-Short Positions[3]	(124)	—
Forward Foreign Currency Exchange Purchase Contracts[4]	23,607	326
Forward Foreign Currency Exchange Sale Contracts[5]	(33,221)	336
Interest Rate Swap Agreements[6]	279,572	—
Credit Default Swap Agreements - Buy Protection[6]	13,730	—
Credit Default Swap Agreements - Sell Protection[6]	12,936	—
Total Return Swap Agreements[6]	3,860	—
Inflation Swap Agreements[6]	60,823	—
Volatility Swap Agreements[6]	2,973	—
Total Return Basket Swap Agreements[6]	1,993	—

1 Average premiums paid for the period.

2Average premiums received for the period.

3Average unrealized for the period.

4 Average value at trade date payable.

5Average value at settlement date receivable.

6Notional.

E. Derivative Risks

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by such Fund. For OTC purchased options, each Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by such Fund should the counterparty fail to perform under the contracts. Options written by a Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund, and not the counterparty to perform.

With exchange traded purchased options and futures and centrally cleared swaps generally speaking, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, each Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event a Fund’s net assets decline by a stated

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NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2017

percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

F.	Collateral Requirements and Master Netting Agreements (“MNA”)

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty.

Cash collateral that has been pledged to cover obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments. Typically, the Funds and counterparties are not permitted to sell, re-pledge or use the collateral they receive. To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. The Funds attempt to mitigate counterparty risk by only entering into agreements with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

      At October 31, 2017, the Funds’ derivative assets and liabilities (by type) are as follows:

	Aviva Multi-Strategy Target Return Fund

	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$109	$90
Forward foreign currency exchange contracts	402	608
Swaps	3,743	3,487
Purchased options	2,394	—
Purchased swaptions	1,145	176
Written options	—	7

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$7,793	$4,368

Derivatives not subject to a MNA or similar agreement	(1,428)	(702)

Total assets and liabilities subject to a MNA	$6,365	$3,666

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NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2017

The following tables present the Funds’ derivative assets and liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by the Funds as of October 31, 2017:

Aviva Multi-Strategy Target Return Fund
Counterparty	Derivative Assets Subject to a MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Received[1]	Cash Collateral Received[1]	Net Amount of Derivative Assets[2]
BNP Paribas	$2,850	$(1,381)	$—	$(660)	$809
Citibank	1,203	(124)	—	(1,079)	—
Deutsche Bank AG	468	(6)	—	(462)	—
Goldman Sachs & Co.	224	(224)	—	—	—
Societe Generale	1,620	(1,620)	—	—	—

Total	$6,365	$(3,355)	$—	$(2,201)	$809

Counterparty	Derivative Liabilities Subject to a MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged[3]	Cash Collateral Pledged[3]	Net Amount of Derivative Liabilities[4]
BNP Paribas	$1,381	$(1,381)	$—	$—	$—
Citibank	124	(124)	—	—	—
Deutsche Bank AG	6	(6)	—	—	—
Goldman Sachs & Co.	324	(224)	—	(100)	—
Nomura Global Financial Products, Inc.	36	—	—	—	36
Societe Generale	1,795	(1,620)	—	(175)	—

Total	$3,666	$(3,355)	$—	$(275)	$36

    1 Excess of collateral received from the individual counterparty may not be shown for financial reporting purposes.

    2 Net amount represents the net amount receivable from the counterparty in the event of default.

    3 Excess of collateral pledged to the individual counterparty may not be shown for financial reporting purposes.

    4 Net amount represents the net amount payable due to the counterparty in the event of default.

Note 4.	Investment Advisory Fee and Related Party Transactions

A.	Adviser

Virtus Alternative Investment Advisers, Inc. (“VAIA” or the “Adviser”), an indirect wholly-owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”), is the investment adviser to the Funds. The Adviser manages the Funds’ investment programs and general operations of the Funds, including oversight of the Funds’ subadvisers.

As compensation for its services to the Funds, the Adviser is entitled to a fee based upon the following annual rates as a percentage of the average daily net assets or managed assets of each Fund. “Managed assets” means the total assets of the Fund including any assets attributable to borrowings minus the Fund’s accrued liabilities other than such borrowings:

	All Assets	1st $5 Billion	$5+ Billion	Based upon
Aviva Multi-Strategy Target Return Fund	—%	1.30%*	1.25%	Net assets
Duff & Phelps Select MLP and Energy Fund	1.00	—	—	Net assets
Newfleet Credit Opportunities Fund	0.75	—	—	Managed assets

Footnote Legend:

*	The Fund’s investment adviser has contractually agreed to waive a portion of the management fee so that such fee does not exceed 1.25% through April 30, 2018.

B.	Subadvisers

The subadvisers manage the investments of each Fund, for which they are paid a fee by the Adviser.

At October 31, 2017, Subadvisers with respect to the Funds they serve are as follows: Aviva Investors Americas LLC (“Aviva”), for Aviva Multi-Strategy Target Return Fund; Duff & Phelps Investment Management Co. (“Duff & Phelps”), an indirect wholly-owned subsidiary of Virtus, for Duff & Phelps Select MLP and Energy Fund; and Newfleet Asset Management, LLC (“Newfleet”), an indirect wholly-owned subsidiary of Virtus, for Newfleet Credit Opportunities Fund.

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NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2017

C.	Expense Limits and Fee Waivers

The Adviser has contractually agreed to limit each Fund’s operating expenses (excluding front-end or contingent deferred loads, taxes, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, unusual or infrequently occurring expenses (such as litigation), acquired fund fees and expenses, dividend expenses, and leverage expenses, if any), so that such expenses do not exceed, on an annualized basis, the following respective percentages of average daily managed assets or net assets through the dates indicated below.

Following the contractual period, the Adviser may discontinue these expense caps and/or fee waivers at any time.

					Through
Fund	Class A	Class C	Class I	Class R6	Date
Aviva Multi-Strategy Target Return Fund[1]	1.69%	2.44%	1.44%	1.38%	4/30/2018
Duff & Phelps Select MLP and Energy Fund	1.55	2.30	1.30	—	4/30/2018
Newfleet Credit Opportunities Fund[2]	1.35	2.10	1.10	1.07	4/30/2018

Footnote Legend:

[1]	Prior to March 1, 2017, the contractual expense limit for Class R6 was 1.40%.
[2]	Prior to March 1, 2017, the contractual expense limit for Class R6 was 1.04%.

Under certain conditions, the Adviser may recapture fees waived or operating expenses reimbursed within three years after the date on which such waiver or reimbursement occurred. A Fund must pay its ordinary operating expenses before the Adviser is entitled to any reimbursement and must remain in compliance with any applicable expense limitations, or if none, the expense limitation in effect at the time of the waiver or reimbursement. All or a portion of the following Adviser-reimbursed expenses may be recaptured by the fiscal year ending:

	2018	2019	2020
Aviva Multi-Strategy Target Return Fund	$228	$579	$465
Duff &Phelps Select MLP and Energy Fund	52	147	179
Newfleet Credit Opportunities Fund	175	446	217

D.	Distributor

VP Distributors, LLC (“VP Distributors” or the “Distributor”), an indirect wholly-owned subsidiary of Virtus, serves as the distributor of each Fund’s shares. VP Distributors has advised the Funds that for the year ended October 31, 2017, there were $2 in commissions for Class A shares and $0 and $0 in CDSC for Class A shares and Class C shares, respectively.

In addition, each Fund pays VP Distributors distribution and/or service fees under a 12b-1 plan as a percentage of the average daily net assets of each respective class at the annual rates as follows: a service fee at a rate of 0.25% for Class A and Class C shares and a distribution fee of 0.75% for Class C shares. Class I and Class R6 shares are not subject to a 12b-1 plan.

Under certain circumstances, shares of certain Virtus Mutual Funds may be exchanged for shares of the same class of certain other Virtus Mutual Funds on the basis of the relative NAV per share at the time of the exchange. On exchanges with share classes that carry a CDSC, the CDSC schedule of the original shares purchased continues to apply.

E.	Administrator and Transfer Agent

Virtus Fund Services, LLC, an indirect wholly-owned subsidiary of Virtus, serves as the Administrator and Transfer Agent of the Trust. BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) services as Sub-Administrative and Accounting Agent of the Trust.

For the year ended October 31, 2017, the Funds incurred administration fees totaling $218 which are included in the Statements of Operations.

For the year ended October 31, 2017, the Funds incurred transfer agent fees totaling $170 which are included in the Statements of Operations. A portion of these fees was paid to outside entities that also provide services to the Funds.

VIRTUS ALTERNATIVE SOLUTIONS TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2017

F.	Affiliated Shareholders

At October 31, 2017, Virtus and its affiliates held shares of the Funds which may be redeemed at any time that aggregated to the following:

	Shares	Aggregate Net Asset Value
Aviva Multi-Strategy Target Return Fund
Class A	10,092	$98
Class C	10,056	97
Class I	4,013,890	39,216
Class R6	10,448	102
Duff & Phelps Select MLP and Energy Fund
Class A	10,414	$98
Class C	10,280	96
Class I	501,770	4,717
Newfleet Credit Opportunities Fund
Class A	10,977	$107
Class C	10,802	106
Class I	11,036	108
Class R6	8,471,826	83,024

G.	Trustee Compensation

The Trust provides a deferred compensation plan for its Trustees who receive compensation from the Trust. Under the deferred compensation plan, Trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Trust, and then, to the extent permitted by the 1940 Act, in turn, may be invested in the shares of affiliated or unaffiliated mutual funds selected by the participating Trustees. Investments in such instruments are included in “Other Assets” on the Statement of Assets and Liabilities at October 31, 2017.

Note	5. Purchases and Sales of Securities

Purchases and sales of securities (excluding U.S. Government and agency securities, and short-term securities) during the year ended October 31, 2017, were as follows:

	Purchases	Sales
Aviva Multi-Strategy Target Return Fund	$13,319	$42,097
Duff & Phelps Select MLP and Energy Fund	2,332	1,779
Newfleet Credit Opportunities Fund	113,199	109,799

Purchases and sales of long-term U.S. Government and agency securities for the Funds during the year ended October 31, 2017, were as follows:

	Purchases	Sales
Aviva Multi-Strategy Target Return Fund	$39,069	$37,073

VIRTUS ALTERNATIVE SOLUTIONS TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2017

Note 6. Capital Share Transactions

Transactions in shares of capital stock, during the periods ended as indicated below, were as follows:

	Aviva Multi-Strategy Target Return Fund
	Year Ended October 31, 2017		Year Ended October 31, 2016
	SHARES	AMOUNT	SHARES	AMOUNT

Class A
Sale of shares	90	$ 887	896	$ 8,794
Reinvestment of distributions	2	16	1	11
Shares repurchased	(296)	(2,898)	(484)	(4,682)

Net Increase / (Decrease)	(204)	$ (1,995)	413	$ 4,123

Class C
Sale of shares	23	$224	615	$ 6,014
Reinvestment of distributions	—	—	1	5
Shares repurchased	(233)	(2,254)	(177)	(1,697)

Net Increase / (Decrease)	(210)	$ (2,030)	439	$ 4,322

Class I
Sale of shares	3,776	$ 37,057	9,112	$ 89,311
Reinvestment of distributions	70	690	37	361
Shares repurchased	(4,960)	(48,526)	(2,827)	(27,363)

Net Increase / (Decrease)	(1,114)	$ (10,779)	6,322	$ 62,309

Class R6
Sale of shares	10	$ 100	—	$ —
Reinvestment of distributions	— (a)	1	—	—
Shares repurchased	—	—	—	—

Net Increase / (Decrease)	10	$ 101	—	$ —

	Duff &Phelps Select MLP and Energy Fund
	Year Ended October 31, 2017		Year Ended October 31, 2016
	SHARES	AMOUNT	SHARES	AMOUNT

Class A
Sale of shares	17	$ 175	13	$121
Reinvestment of distributions	1	6	1	3
Shares repurchased	(6)	(60)	— (a)	(4)

Net Increase / (Decrease)	12	$ 121	14	$120

Class C
Sale of shares	2	$ 23	3	$ 29
Reinvestment of distributions	— (a)	2	— (a)	2
Shares repurchased	(1)	(6)	—	—

Net Increase / (Decrease)	1	$19	3	$ 31

Class I
Sale of shares	44	$ 445	4	$ 33
Reinvestment of distributions	11	110	11	96
Shares repurchased	(12)	(116)	—	—

Net Increase / (Decrease)	43	$ 439	15	$129

VIRTUS ALTERNATIVE SOLUTIONS TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2017

	Newfleet Credit Opportunities Fund
	Year Ended October 31, 2017		Year Ended October 31, 2016
	SHARES	AMOUNT	SHARES	AMOUNT

Class A
Sale of shares	193	$ 1,897	17	$ 164
Reinvestment of distributions	10	100	1	8
Shares repurchased	(39)	(386)	(3)	(25)

Net Increase / (Decrease)	164	$ 1,611	15	$ 147

Class C
Sale of shares	6	$58	10	$95
Reinvestment of distributions	1	9	—	3
Shares repurchased	(1)	(11)	(5)	(50)

Net Increase / (Decrease)	6	$56	5	$48

Class I
Sale of shares	323	$ 3,247	30	$ 294
Reinvestment of distributions	6	61	1	11
Shares repurchased	(335)	(3,343)	—	—

Net Increase / (Decrease)	(6)	$ (35)	31	$305

Class R6
Sale of shares	—	$ —	—	$ —
Reinvestment of distributions	1	6	76	737
Shares repurchased	(812)	(8,105)	(217)	(2,102)

Net Increase / (Decrease)	(811)	$(8,099)	(141)	$(1,365)

Footnote Legend:

(a)	Amount is less than $500.

Note 7. 10% Shareholders

As of October 31, 2017, each Fund had individual shareholder account(s) and/or omnibus shareholder account(s) (comprised of a group of individual shareholders), which individually amounted to more than 10% of the total shares outstanding of each such Fund as detailed below:

	% of Shares Outstanding	Number of Accounts
Aviva Multi-Strategy Target Return Fund	65%	3*
Duff & Phelps Select MLP and Energy Fund	89	1*
Newfleet Credit Opportunities Fund#	88	1*

Footnote Legend:

*	Shareholder account is affiliated.
#	A significant portion of the Newfleet Credit Opportunities Fund is owned by Virtus Newfleet Multi-Sector Short Term Bond Fund. The Virtus Newfleet Multi-Sector Short Term Bond Fund does not invest in Newfleet Credit Opportunities Fund for the purpose of exercising management or control; however the investments made by the Virtus Newfleet Multi-Sector Short Term Bond Fund within each of its principal investment strategies may represent a significant portion of Newfleet Credit Opportunities Fund’s net assets. At October 31, 2017, the Virtus Newfleet Multi-Sector Short Term Bond Fund was the owner of record of approximately 77% of the Newfleet Credit Opportunities Fund. At October 31, 2017, the Virtus Newfleet Multi-Sector Intermediate Bond Fund was the owner of record of approximately 10% of the Newfleet Credit Opportunities Fund.

Note 8. Credit Risk and Asset Concentration

In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as a Fund’s ability to repatriate such amounts.

High-yield/high-risk securities typically entail greater price volatility and/or principal and interest rate risk. There is a greater chance that an issuer will not be able to make principal and interest payments on time. Analysis of the creditworthiness of issuers of high-yield/high-risk securities may be complex, and as a result, it may be more difficult for the Adviser and/or subadvisers to accurately predict risk.

Many municipalities insure repayment for their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that the market may fluctuate for other reasons, and there is no assurance that the insurance company will meet its obligations. Insured securities have been identified in the Schedule of Investments. A real or perceived decline in creditworthiness of a bond insurer can have an adverse impact on the value of insured bonds held in the Funds.

VIRTUS ALTERNATIVE SOLUTIONS TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2017

Certain Funds may invest a high percentage of their assets in specific sectors or countries of the market in the pursuit of their investment objectives. Fluctuations in these sectors of concentration may have a greater impact on a Fund, positive or negative, than if the Fund did not concentrate its investments in such sectors.

Note 9. Borrowings

On September 18, 2017, Aviva Multi-Strategy Target Return Fund, Duff & Phelps Select MLP and Energy Fund and other affiliated funds not in the Trust entered into a $150,000 unsecured line of credit. This Credit Agreement is with a commercial bank that allows the Funds to borrow cash from the bank to manage large unexpected redemptions and trade fails, up to a limit of one-third or one-fifth of each Fund’s total net assets in accordance with the terms of the agreement. This Credit Agreement has a term of 364 days. Interest is charged at the higher of the LIBOR or the Federal Funds rate plus an additional percentage rate on the amount borrowed. Commitment fees are charged on the undrawn balance. The Funds and other affiliated funds that are parties are individually, and not jointly, liable for their particular advances, if any, under the line of credit. The lending bank has the ability to require repayment of outstanding borrowings under this Credit Agreement upon certain circumstances such as an event of default.

No Funds made borrowings under this Credit Agreement during the period and no Fund had any outstanding borrowings under this Credit Agreement as of October 31, 2017.

On February 22, 2017, Newfleet Credit Opportunities Fund entered into a Credit Agreement with a commercial bank that allows the Fund to borrow cash from the bank, up to a limit of $10,000. Borrowings under this Credit Agreement are collateralized by investments of the Fund. Interest is charged at LIBOR plus an additional percentage rate on the amount borrowed. Commitment fees are charged on the undrawn balance. Total commitment fees paid and accrued for the period ended October 31, 2017, were $21 and are included in the Statement of Operations within the line item “Commitment fees.” This Credit Agreement is renewable by the Fund with the bank’s consent and approval of the Board. This Credit Agreement can also be converted to a 364 day fixed term facility. The bank has the ability to require repayment of outstanding borrowings under this Credit Agreement upon certain circumstances such as an event of default.

Newfleet Credit Opportunities Fund made no borrowings under this Credit Agreement during the period.

Note 10. Illiquid and Restricted Securities

Investments are generally considered illiquid if they cannot be disposed of within seven days in the ordinary course of business at the approximate amount at which such securities have been valued by the Fund. Additionally, the following information is also considered in determining liquidity: the frequency of trades and quotes for the investment, whether the investment is listed for trading on a recognized domestic exchange and/or whether two or more brokers are willing to purchase or sell the security at a comparable price, the extent of market making activity in the investment and the nature of the market for investment. Illiquid securities are footnoted as such at the end of each Fund’s Schedule of Investments where applicable. However, a portion of such footnoted securities could be liquid where it is determined that some, though not all, of the position could be disposed of within seven days in the ordinary course of business at the approximate amount at which such securities have been valued by the applicable Fund.

Restricted securities are not registered under the Securities Act of 1933, as amended (the “1933 Act”). Generally, 144A securities are excluded from this category, except where defined as illiquid.

Each Fund will bear any costs, including those involved in registration under the 1933 Act, in connection with the disposition of such securities.

At October 31, 2017, the Funds did not hold any securities that were illiquid or restricted.

Note 11. Federal Income Tax Information

At October 31, 2017, federal tax cost and aggregate gross unrealized appreciation (depreciation) of securities held by the Funds were as follows:

Fund	Federal Tax Cost (Proceeds)	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Aviva Multi-Strategy Target Return Fund - Investments and derivatives	$103,322	$4,625	$(5,131)	$(506)
Aviva Multi-Strategy Target Return Fund - Written Options	(7)	—	—	—
Duff & Phelps Select MLP and Energy Fund - Investments	5,569	447	(486)	(39)
Newfleet Credit Opportunities Fund - Investments	88,968	2,327	(3,079)	(752)
Newfleet Credit Opportunities Fund - Short sales	(4,135)	4	(306)	(302)

The cost of investments and unrealized appreciation/depreciation may also include timing differences that do not constitute adjustments to tax basis.

VIRTUS ALTERNATIVE SOLUTIONS TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2017

Certain Funds have capital-loss carryforwards available to offset future realized capital gains.

	Short-Term	Long-Term
Aviva Multi-Strategy Target Return Fund	$—	$—
Duff & Phelps Select MLP and Energy Fund	84	—
Newfleet Credit Opportunities Fund	1,229	—

For the period ended October 31, 2017, the following Funds utilized losses deferred in prior years against current year capital gains:

Aviva Multi-Strategy Target Return Fund	$2,125
Duff & Phelps Select MLP and Energy Fund	60
Newfleet Credit Opportunities Fund	2,148

Certain late year ordinary losses may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended October 31, 2017, the Fund deferred and recognized late year ordinary losses as follows:

	Late Year Ordinary Losses Deferred	Late Year Ordinary Losses Recognized
Duff & Phelps Select MLP and Energy Fund	$18	$—

The components of distributable earnings on a tax basis (excluding unrealized appreciation (depreciation) which are disclosed in the beginning of this note) consist of the following:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains
Aviva Multi-Strategy Target Return Fund	$ —	$—
Duff & Phelps Select MLP and Energy Fund	—	—
Newfleet Credit Opportunities Fund	429	—

The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term gain distributions reported in the Statements of Changes in Net Assets, if any, are reported as ordinary income for federal tax purposes. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

The tax character of dividends and distributions paid during the year ended October 31, 2017 and 2016 was as follows:

		Ordinary Income	Long-Term Capital Gains	Return of Capital	Total
Aviva Multi-Strategy Target Return Fund	2017	$ 572	$179	$—	$751
	2016	321	70	—	391
Duff & Phelps Select MLP and Energy Fund	2017	60	—	58	118
	2016	48	—	53	101
Newfleet Credit Opportunities Fund	2017	5,265	—	—	5,265
	2016	3,633	—	—	3,633

Note 12. Reclassification of Capital Accounts

For financial reporting purposes, book basis capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Permanent reclassifications can arise from differing treatment of certain income and gain transactions, nondeductible current year net operating losses, expiring capital loss carryovers and investments in passive foreign investment companies. The reclassifications have no impact on the net assets or NAV of a Fund. As of October 31, 2017, each Fund recorded reclassifications to increase (decrease) the accounts as listed below:

	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)	Paid in Capital on shares of Beneficial Interest
Aviva Multi-Strategy Target Return Fund	$ 933	$ 611	$(1,544)
Duff & Phelps Select MLP and Energy
Fund	(19)	21	(2)
Newfleet Credit Opportunities Fund	1,465	(1,465)	—

VIRTUS ALTERNATIVE SOLUTIONS TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2017

Note 13. Recent Accounting Pronouncement

In October 2016, the SEC released its Final Rule on Investment Company Reporting Modernization (the “Rule”). The Rule contains amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments. The financial statements presented are in compliance with the most recent Regulations S-X amendments.

Note 14. Regulatory Matters and Litigation

From time to time, the Trust, the Funds’ Adviser and/or subadvisers and/or their affiliates may be involved in litigation and arbitration as well as examinations and investigations by various regulatory bodies, including the SEC, involving compliance with, among other things, securities laws, client investment guidelines, laws governing the activities of broker-dealers and other laws and regulations affecting their products and other activities. At this time, the Adviser believes that the outcomes of such matters are not likely, either individually or in aggregate, to be material to these financial statements.

Note 15. Indemnifications

Under the Trust’s organizational documents, and in separate agreements between each Trustee and the Trust, its Trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust and its funds. In addition, in the normal course of business, the Funds enter into contracts that provide a variety of indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds and that have not occurred. However, the Funds have not had prior claims or losses pursuant to these arrangements and expect the risk of loss to be remote.

Note 16. Subsequent Events

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available for issuance, and has determined that the following subsequent event requires recognition or disclosure in these financial statements.

On December 20, 2017, Congress passed the Tax Cut and Jobs Act, which provides a significant overhaul of the U.S. tax code and is expected to be signed into law by the end of January 2018. At this time, management is evaluating the implications to the Funds of the Act as well as the impact the Act’s implementation may have on the financial statements and the accompanying notes.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Virtus Alternative Solutions Trust and Shareholders of Virtus Aviva Multi-Strategy Target Return Fund, Virtus Duff & Phelps Select MLP and Energy Fund, and Virtus Newfleet Credit Opportunities Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Virtus Aviva Multi-Strategy Target Return Fund, Virtus Duff & Phelps Select MLP and Energy Fund, and Virtus Newfleet Credit Opportunities Fund (constituting Virtus Alternative Solutions Trust, hereafter referred to as the “Funds”) as of October 31, 2017, the results of each of their operations for the year then ended, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2017 by correspondence with the custodian, brokers, transfer agent of the investee funds and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 21, 2017

VIRTUS ALTERNATIVE SOLUTIONS TRUST

TAX INFORMATION NOTICE

October 31, 2017

For the fiscal year ended October 31, 2017, the Funds make the following disclosures for federal income tax purposes. Below is listed the percentages, or the maximum amount allowable, of its ordinary income dividends (“QDI”) to qualify for the lower tax rates applicable to individual shareholders, and the percentage of ordinary income dividends earned by the Funds which qualifies for the dividends received deduction (“DRD”) for corporate shareholders. The actual percentage of QDI and DRD for the calendar year will be designated in year-end tax statements. The Funds designate the amounts below as long-term capital gains dividends (“LTCG”) taxable at a 20% rate, or lower depending on the shareholder’s income ($ reported in thousands). LTCG amounts, if subsequently different, will be designated in the next annual report.

Fund	QDI	DRD	LTCG
Aviva Multi-Strategy Target Return Fund	—%	—%	$179
Duff & Phelps Select MLP and Energy Fund	100.00%	84.65%	—

FUND MANAGEMENT TABLES

(Unaudited)

Information pertaining to the trustees and officers of the Trust as of October 31, 2017, is set forth below. The statement of additional information (SAI) includes additional information about the trustees and is available without charge, upon request, by calling (800) 243-4361. The address of each individual, unless otherwise noted, is c/o Virtus Alternative Solutions Trust, 100 Pearl Street, Hartford, CT 06103. There is no stated term of office for trustees of the Trust.

Independent Trustees

Name, Year of Birth, Year Elected and Number of Funds Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Brown, Thomas J. YOB: 1945 Elected: 2016 87 Portfolios	Retired. Trustee (since 2016), Virtus Mutual Funds Family (75 portfolios) and Virtus Alternative Solutions Trust (3 portfolios); Trustee (since 2011), Virtus Variable Insurance Trust (9 portfolios); Director (since 2010), D’Youville Senior Care Center; and Director (since 2005), VALIC Company Funds (49 portfolios).
Burke, Donald C. YOB: 1960 Elected: 2016 91 Portfolios	Retired. Trustee (since 2016), Virtus Mutual Funds Family (75 portfolios), Virtus Variable Insurance Trust (9 portfolios) and Virtus Alternative Solutions Trust (3 portfolios); Director (since 2014) closed-end funds managed by Duff & Phelps Investment Management Co. (4 funds); Director, Avista Corp. (energy company) (since 2011); Trustee, Goldman Sachs Fund Complex (2010 to 2014); and Director, BlackRock Luxembourg and Cayman Funds (2006 to 2010).
Gelfenbien, Roger A. YOB: 1943 Elected: 2016 87 Portfolios	Retired. Trustee (since 2016), Virtus Mutual Funds Family (75 portfolios) and Virtus Alternative Solutions Trust (3 portfolios); Trustee (since 2000), Virtus Variable Insurance Trust (9 portfolios); and Director (since 1999), USAllianz Variable Insurance Product Trust (42 portfolios).
Harris, Sidney E. YOB: 1949 Elected: 2017 87 Portfolios	Professor and Dean Emeritus (since April 2015), Professor (1997 to 2014), Dean (1997 to 2004), J. Mack Robinson College of Business, Georgia State University; Trustee (since 2017), Virtus Mutual Funds Family (75 portfolios), Virtus Variable Insurance Trust (9 portfolios), and Virtus Alternative Solutions Trust (3 portfolios); Trustee (since 2013), KIPP Metro Atlanta; Trustee (since 1999) Total System Services, Inc.; Trustee (2004 to 2017), RidgeWorth Funds; Trustee (2012 to 2017), International University of the Grand Bassam; and Trustee (2011 to 2015), Genspring Family Offices, LLC.
Mallin, John R. YOB: 1950 Elected: 2016 87 Portfolios	Partner/Attorney (since 2003), McCarter & English LLP (law firm), Real Property Practice Group; and Member (since 2014), Counselors of Real Estate. Trustee (since 2016), Virtus Mutual Funds Family (75 portfolios) and Virtus Alternative Solutions Trust (3 portfolios); Director (since 2013), Horizons, Inc. (non-profit); and Trustee (since 1999), Virtus Variable Insurance Trust (9 portfolios).
McClellan, Hassell H. YOB: 1945 Elected: 2016 87 Portfolios	Retired (since 2013); and Professor (1984 to 2013), Wallace E. Carroll School of Management, Boston College. Chairperson of the Board (since 2017) and Trustee (since 2000), John Hancock Fund Complex (collectively, 227 portfolios); Trustee (since 2016), Virtus Alternative Solutions Trust (3 portfolios); Trustee (since 2015), Virtus Mutual Funds Family (75 portfolios); Director (since 2010), Barnes Group, Inc. (diversified global components manufacturer and logistical services company); Trustee, Virtus Variable Insurance Trust (9 portfolios) (since 2008).
McDaniel, Connie D. YOB: 1958 Elected: 2017 87 Portfolios	Retired. Trustee (since 2017), Virtus Mutual Funds Family (75 portfolios), Virtus Variable Insurance Trust (9 portfolios), and Virtus Alternative Solutions Trust (3 portfolios); Trustee (since 2014), Total System Services, Inc.; and Trustee (2005 to 2017), RidgeWorth Funds.
McLoughlin, Philip R. YOB: 1946 Elected: 2013 95 Portfolios	Retired. Director and Chairman (since 2016), Virtus Total Return Fund Inc. and Virtus Global Dividend & Income Fund Inc.; Director and Chairman (since 2014) Duff & Phelps Select Energy MLP Fund Inc.; Trustee and Chairman (since 2013), Virtus Alternative Solutions Trust (3 portfolios); Trustee and Chairman (since 2011), Virtus Global Multi-Sector Income Fund; Chairman and Trustee (since 2003), Virtus Variable Insurance Trust (9 portfolios); Director (since 1995), closed-end funds managed by Duff & Phelps Investment Management Co. (4 funds); Director (since 1991) and Chairman (since 2010), Lazard World Trust Fund (closed-end investment firm in Luxembourg); and Trustee (since 1989) and Chairman (since 2002), Virtus Mutual Funds Family (75 portfolios).
McNamara, Geraldine M. YOB: 1951 Elected: 2016 91 Portfolios	Retired. Trustee (since 2016) Virtus Alternative Solutions Trust (3 portfolios); Trustee (since 2015), Virtus Variable Insurance Trust (9 portfolios); Director (since 2003), closed-end funds managed by Duff & Phelps Investment Management Co. (4 funds); and Trustee (since 2001), Virtus Mutual Funds Family (75 portfolios).

FUND MANAGEMENT TABLES

(Unaudited)

(Continued)

Name, Year of Birth, Year Elected and Number of Funds Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Oates, James M. YOB: 1946 Elected: 2013 91 Portfolios	Managing Director (since 1994), Wydown Group (consulting firm). Director (since 2016), Virtus Total Return Fund Inc. and Virtus Global Dividend & Income Fund Inc.; Trustee (since 2016) Virtus Variable Insurance Trust (9 portfolios); Director (since 2014), Duff & Phelps Select Energy MLP Fund Inc.; Trustee (since 2013), Virtus Alternative Solutions Trust (3 portfolios); Trustee (since 2011), Virtus Global Multi-Sector Income Fund; Chairman (2005 to 2017) and Trustee (since 2005), John Hancock Fund Complex (227 portfolios); Director (2002 to 2014), New Hampshire Trust Company; Chairman (2000 to 2016), Emerson Investment Management, Inc.; Non-Executive Chairman (2000 to 2014), Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services); Chairman and Director (1999 to 2014), Connecticut River Bank; Director (since 1996), Stifel Financial; and Trustee (since 1987), Virtus Mutual Funds Family (75 portfolios).
Segerson, Richard E. YOB: 1948 Elected: 2016 87 Portfolios	Retired; and Managing Director (1998 to 2013), Northway Management Company. Trustee (since 2016) Virtus Alternative Solutions Trust (3 portfolios) and Virtus Variable Insurance Trust (9 portfolios); and Trustee (since 1983), Virtus Mutual Funds Family (75 portfolios).
Verdonck, Ferdinand L.J. YOB: 1942 Elected: 2016 87 Portfolios	Director (1998 to 2015), The J.P. Morgan Continental European Investment Trust; Director (2005 to 2013), Galapagos N.V. (biotechnology); Director (1998 to 2015) Groupe SNEF; Vice Chairman (since 2014), Affirmed Therapeutics (biotechnology); and Mr. Verdonck is also a director of several non-U.S. companies. Trustee (since 2016) Virtus Variable Insurance Trust (9 portfolios) and Virtus Alternative Solutions Trust (3 portfolios); and Trustee (since 2002), Virtus Mutual Funds Family (75 portfolios).

Interested Trustee

The individual listed below is an “interested person” of the Trust, as defined in Section 2(a)(19) of the 1940 Act, as amended, and the rules and regulations thereunder.

Name, Year of Birth, Year Elected and Number of Funds Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Aylward, George R.* Trustee and President YOB: 1964 Elected: 2013 93 Portfolios	Director, President and Chief Executive Officer (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions with Virtus affiliates (since 2005). Chairman and Trustee (since 2015), Virtus ETF Trust II (2 funds); Trustee and President (since 2013), Virtus Alternative Solutions Trust (3 portfolios); Director (since 2013), Virtus Global Funds, PLC (2 portfolios); Trustee (since 2012) and President (since 2010), Virtus Variable Insurance Trust (9 portfolios); Director, President and Chief Executive Officer (since 2014), Duff & Phelps Select Energy MLP Fund Inc.; Trustee, President and Chief Executive Officer (since 2011), Virtus Global Multi-Sector Income Fund; Trustee and President (since 2006) and Executive Vice President (2004 to 2006), Virtus Mutual Funds Family (75 portfolios); and Director, President and Chief Executive Officer (since 2006), Virtus Global Dividend & Income Fund Inc. and Virtus Total Return Fund Inc.
* Mr. Aylward is an “interested person,” as defined in the 1940 Act, by reason of his position as President and Chief Executive Officer of Virtus Investment Partners, Inc. (“Virtus”), the ultimate parent company of the Adviser, and various positions with its affiliates, including the Adviser.

FUND MANAGEMENT TABLES

(Unaudited)

(Continued)

Officers of the Trust Who Are Not Trustees

Name, Address and Year of Birth	Position(s) Held with Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
Bradley, W. Patrick YOB: 1972	Executive Vice President (since 2016); Senior Vice President (2013 to 2016); Vice President (2011 to 2013); Chief Financial Officer and Treasurer (since 2006).	Executive Vice President, Fund Services (since 2016), Senior Vice President, Fund Services (2010 to 2016), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2006) with Virtus affiliates; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2004), Virtus Variable Insurance Trust; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2006), Virtus Mutual Funds Family; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2012 to 2013) and Treasurer and Chief Financial Officer (since 2010), Virtus Total Return Fund Inc and Virtus Global Dividend & Income Fund Inc.; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2011), Virtus Global Multi-Sector Income Fund; Vice President and Assistant Treasurer (since 2011), Duff & Phelps Global Utility Income Fund Inc.; Director (since 2013), Virtus Global Funds, PLC; and Executive Vice President (since 2016), Senior Vice President, Chief Financial Officer and Treasurer (2013 to 2016), Virtus Alternative Solutions Trust.
Engberg, Nancy J. YOB: 1956	Senior Vice President and Chief Compliance Officer (since 2017); Vice President and Chief Compliance Officer (2011 to 2017).	Senior Vice President (since 2017), Vice President (2008 to 2017) and Chief Compliance Officer (2008 to 2011 and since 2016), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2003) with Virtus affiliates; Senior Vice President (since 2017), Vice President (2011 to 2017) and Chief Compliance Officer (since 2011), Virtus Mutual Fund Family; Senior Vice President (since 2017), Vice President (2010 to 2016) and Chief Compliance Officer (since 2011), Virtus Variable Insurance Trust; Senior Vice President (since 2017), Vice President (2011 to 2016) and Chief Compliance Officer (since 2011), Virtus Global Multi-Sector Income Fund; Senior Vice President (since 2017), Vice President (2012 to 2016) and Chief Compliance Officer (since 2012), Virtus Total Return Fund Inc. and Virtus Global Dividend & Income Fund Inc.; Senior Vice President (since 2017), Vice President (2013 to 2016) and Chief Compliance Officer (since 2013), Virtus Alternative Solutions Trust; Vice President & Chief Compliance Officer (since 2014), Duff & Phelps Select Energy MLP Fund Inc.; Chief Compliance Officer (since 2015), ETFis Series Trust I; and Chief Compliance Officer (since 2015), Virtus ETF Trust II.
Fromm, Jennifer YOB: 1973	Vice President, Chief Legal Officer and Secretary (since 2013).	Vice President (since 2016) and Senior Counsel, Legal, Virtus Investment Partners, Inc. and/or certain of its subsidiaries (since 2007); Vice President (since 2017) and Assistant Secretary (since 2008), Virtus Mutual Funds Family; Vice President, Chief Legal Officer, and Secretary of Virtus Variable Insurance Trust (since 2013); and Vice President, Chief Legal Officer, and Secretary (since 2013), Virtus Alternative Solutions Trust.

FUND MANAGEMENT TABLES

(Unaudited)

(Continued)

Name, Address and Year of Birth	Position(s) Held with Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
Short, Julia R. YOB: 1972	Senior Vice President (Since 2017)	Senior Vice President, Product Development (since 2017), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Senior Vice President (since 2017), Virtus Mutual Funds Family; President and Chief Executive Officer, RidgeWorth Funds (2007 to 2017); and Managing Director, Product Manager, RidgeWorth Investments (2004 to 2017).
Waltman, Francis G. YOB: 1962	Executive Vice President (since 2013); Senior Vice President (2008-2013).	Executive Vice President, Product Development (since 2009), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions (since 2006) with Virtus affiliates; Executive Vice President (since 2013), Senior Vice President (2008 to 2013), Virtus Mutual Funds Family; Executive Vice President (since 2013), Senior Vice President (2010 to 2013), Virtus Variable Insurance Trust; Executive Vice President (since 2013), Senior Vice President (2011 to 2013), Virtus Global Multi-Sector Income Fund; Executive Vice President (since 2014), Duff & Phelps Select Energy MLP Fund Inc.; Director (since 2013), Virtus Global Funds PLC; and Executive Vice President (since 2013), Virtus Alternative Solutions Trust.

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Virtus Alternative Solutions Trust

101 Munson Street

Greenfield, MA 01301-9668

Trustees

Philip R. McLoughlin, Chairman

George R. Aylward

Thomas J. Brown

Donald C. Burke

Roger A. Gelfenbien

Sidney E. Harris

John R. Mallin

Hassell H. McClellan

Connie D. McDaniel

Geraldine M. McNamara

James M. Oates

Richard E. Segerson

Ferdinand L.J. Verdonck

Officers

George R. Aylward, President

Francis G. Waltman, Executive Vice President

W. Patrick Bradley, Executive Vice President,

  Chief Financial Officer and Treasurer

Jennifer Fromm, Vice President, Chief Legal

  Officer, Counsel and Secretary

Nancy J. Engberg, Senior Vice President and

  Chief Compliance Officer

Julia R. Short, Senior Vice President

Investment Adviser

Virtus Alternative Investment Advisers, Inc.

100 Pearl Street

Hartford, CT 06103-4506

Principal Underwriter

VP Distributors, LLC

100 Pearl Street

Hartford, CT 06103-4506

Administrator and Transfer Agent

Virtus Fund Services, LLC

100 Pearl Street

Hartford, CT 06103-4506

Custodian

Bank of New York Mellon

One Wall Street

New York, NY 10286

Independent Registered Public

Accounting Firm

Pricewaterhouse Coppers LLP

2001 Market Street

Philadelphia, PA 19103-7042

How to Contact Us

Mutual Fund Services	1-800-243-1574

Adviser Consulting Group	1-800-243-4361

Website	Virtus.com

Important Notice to Shareholders

The Securities and Exchange Commission has modified mailing regulations for semiannual and annual shareholder fund reports to allow mutual fund companies to send a single copy of these reports to shareholders who share the same mailing address. If you would like additional copies, please call Mutual Fund Services at 1-800-243-1574.

P.O. Box 9874 Providence, RI 02940-8074

For more information about Virtus Mutual Funds,

please call your financial representative, contact us

at 1-800-243-1574, or visit Virtus.com.

8555	12-17

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics described in Item 2(b) of the instructions for completion of Form N-CSR.

(d)

The registrant has not granted any waivers during the period covered by this report, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

(a)(1)	The Registrant’s Board of Trustees has determined that the Registrant has an “audit committee financial expert” serving on its Audit Committee.

(a)(2)

The Registrant’s Board of Trustees has determined that Donald C. Burke, Thomas J. Brown and Richard E. Segerson each possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert.” Each of Mr. Burke, Mr. Brown and Mr. Segerson is an “independent” trustee as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

(a)(3)	Not applicable.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $128,755 for 2017 and $267,234 for 2016.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $12,640 for 2017 and $15,505 for 2016. Such audit-related fees include out of pocket expenses and cross fund fees.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $59,450 for 2017 and $82,450 for 2016.

“Tax Fees” are primarily associated with review of the Trust’s tax provision and qualification as a regulated investment company (RIC) in connection with audits of the Trust’s financial statement, review of year-end distributions by the Fund to avoid excise tax for the Trust, periodic discussion with management on tax issues affecting the Trust, and reviewing and signing the Fund’s federal income tax returns.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2017 and $0 for 2016.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Board of Trustees of Virtus Alternative Solutions Trust (the “Fund”) has adopted policies and procedures with regard to the pre-approval of services provided by its independent auditors. Audit, audit-related and tax compliance services provided to the Fund on an annual basis require specific pre-approval by the Audit Committee. The Audit Committee also must approve other non-audit services provided to the Fund and those non-audit services provided to the Fund’s Affiliated Service Providers that relate directly to the operations and financial reporting of the Fund. Certain of these non-audit services that the Audit Committee believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent auditors may be approved by the Audit Committee without consideration on a specific case-by-case basis (“general pre-approval”).

The Audit Committee has determined that Thomas J. Brown, Chair of the Audit Committee, may provide pre-approval for such services that meet the above requirements in the event such approval is sought between regularly scheduled meetings. In any event, the Audit Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person Audit Committee meeting.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 0%

(c) 0%

(d) N/A

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $406,026 for 2017 and $657,323 for 2016.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Virtus Alternative Solutions Trust

By (Signature and Title)*	/s/ George R. Aylward
George R. Aylward, President
(principal executive officer)

Date	1/8/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ George R. Aylward
George R. Aylward, President
(principal executive officer)

Date	1/8/2018

By (Signature and Title)*	/s/ W. Patrick Bradley
W. Patrick Bradley, Executive Vice President, Chief Financial Officer and Treasurer
(principal financial and accounting officer)

Date	1/8/2018

* Print the name and title of each signing officer under his or her signature.